                                                                      Exhibit 10
                                                                  EXECUTION COPY

                         FOURTH AMENDED AND RESTATED
                         REVOLVING CREDIT AGREEMENT,

                        dated as of November 13, 2001,

                                    among

                      SUN INTERNATIONAL HOTELS LIMITED,
                    SUN INTERNATIONAL NORTH AMERICA, INC.
                                     and
                      SUN INTERNATIONAL BAHAMAS LIMITED,
                     as the Borrowers and the Guarantors,

                       VARIOUS FINANCIAL INSTITUTIONS,
                               as the Lenders,

                     CANADIAN IMPERIAL BANK OF COMMERCE,
                         as the Administrative Agent,

                        DEUTSCHE BANC ALEX.BROWN INC.
                                     and
                     BEAR STEARNS CORPORATE LENDING INC.,
                        as the Co-Syndication Agents,

                            BANK OF AMERICA, N.A.
                                     and
                           WELLS FARGO BANK, N.A.,
                        as the Co-Documentation Agents

                        ------------------------------

                           CIBC WORLD MARKETS CORP.
                                     and
                                DEUTSCHE BANC
                               ALEX.BROWN INC.,
                         as the Co-Lead Arrangers and
                           the Joint Book Runners.

                         FOURTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT

      THIS FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of November 9, 2001, is among SUN INTERNATIONAL HOTELS LIMITED, a corporation organized under the laws of The Commonwealth of the Bahamas ("SIHL"), SUN
                                                              ----
INTERNATIONAL NORTH AMERICA, INC.,  a corporation organized under the laws of the State of Delaware ("SINA"), SUN INTERNATIONAL BAHAMAS LIMITED, a
                        ----
corporation organized under the laws of The Commonwealth of the Bahamas
("SIBL"; SIHL, SINA and SIBL are each individually referred to as a
"Borrower" and collectively referred to as the "Borrowers"), the financial
                                                ---------
institutions as are or may become parties hereto (collectively referred to as the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through one or
     -------
more of its agencies, branches or affiliates ("CIBC"), as the administrative
                                               ----
agent (in such capacity, the "Administrative Agent"), DEUTSCHE BANC
                              --------------------
ALEX.BROWN INC. and BEAR STEARNS CORPORATE LENDING INC., as co-syndication agents (collectively in such capacities, the "Co-Syndication Agents") and
                                              ---------------------
BANK OF AMERICA, N.A. and WELLS FARGO BANK, N.A., as co-documentation agents
(collectively in such capacities, the "Co-Documentation Agents").
                                       -----------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, the Borrowers are engaged directly and through their various
Subsidiaries in the business of, among other things, owning and operating hotel and casino properties and other activities in the resort and gaming industry;

      WHEREAS, pursuant to a Third Amended and Restated Revolving Credit
Agreement, dated as of November 1, 1999 (as amended by the First Amendment thereto, dated as of June 13, 2000, and the Second Amendment thereto, dated as of January 26, 2001, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit
                                                              ----------------
Agreement"), among SIBL, SIHL, Resorts International Hotel, Inc., Sun
---------
International Nevada, Inc. (collectively, the "Existing Credit Agreement
                                               --------------------------
Borrowers"), the financial institutions parties thereto, as lenders
---------
(collectively, the "Existing Lenders"), and the agents party thereto, the
                    ----------------
Existing Lenders made commitments to make extensions of credit to the
Existing Credit Agreement Borrowers;

      WHEREAS, the Borrowers have requested that the Existing Credit
Agreement be amended and restated in its entirety to become effective and binding on the Borrowers pursuant to the terms of this Agreement, and the
Lenders (including certain Existing Lenders) have agreed (subject to the terms of this Agreement) to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by the parties to the Existing Credit Agreement that the commitments which certain Existing Lenders have agreed to extend to the Borrowers under the Existing Credit Agreement shall be extended or advanced to the Borrowers upon the amended and restated terms and conditions contained in this
Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses and indemnification provisions accrued and owing under the terms of the Existing Credit Agreement on or prior to the date hereof or arising (in the case of an indemnification) under the terms of the Existing Credit
Agreement); provided that any Rate Protection Agreements with any one or more
            --------
Existing Lenders (or their respective Affiliates) shall continue unamended and in full force and effect;

      WHEREAS, in connection with amending and restating the Existing Credit
Agreement, the Borrowers desire to obtain, on the terms and conditions set forth below, Commitments pursuant to which

            (a) Loans will be made to the  Borrowers  from time to time prior to the Commitment  Termination Date in a maximum aggregate  principal amount,
      together  with  all  Letter  of  Credit   Outstandings  at  any  one  time
      outstanding, not to exceed the then existing Commitment Amount; and

            (b)  Letters of Credit  will be issued for the account of a Borrower or a  Guarantor  (and the  Lenders  will  participate  in such  Letters of
      Credit) from time to time prior to the  Commitment  Termination  Date in a maximum  aggregate Stated Amount at any one time outstanding not to exceed the then existing Letter of Credit  Commitment  Amount  (provided that the
                                                               --------
      aggregate  outstanding  principal  amount  of Loans  and  Letter of Credit
      Outstandings  at any time shall not exceed  the then  existing  Commitment
      Amount);

      WHEREAS, subject to the terms of this Agreement and the other Loan
Documents, certain Existing Lenders have agreed to continue their Commitments under this Agreement and, in addition to certain Existing Lenders, other financial institutions will, on the Effective Date, become parties to this
Agreement and have agreed to have all of the rights, and be subject to the obligations (including their respective Commitments as in effect from time to time), of a Lender;

      WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to
                                                           ---------
amend and restate the Existing Credit Agreement in its entirety pursuant to the terms of this Agreement, and on and subsequent to the Effective Date, the
Lenders and the Issuer are willing to extend such Commitments and make such
Loans to the Borrowers and issue (or participate in) such Letters of Credit for the account of the Borrowers and the Guarantors; and

      WHEREAS, pursuant to the terms of this Agreement, the proceeds of Loans and Letters of Credit will be used for the general corporate purposes of the
Borrowers and the Guarantors, including working capital, capital expenditures, acquisitions and investments;

      NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.1.      Defined Terms.  The following terms (whether or not
                        -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "8 5/8% Senior Subordinated Notes Indenture" means the Indenture dated
       ------------------------------------------
as of December 10, 1997, among SIHL and SINA (as issuers), certain
Subsidiaries of SIHL from time to time parties thereto (as guarantors) and
The Bank of New York, as trustee.

      "8 7/8% Senior Subordinated Notes Indenture" means the Indenture, dated
       ------------------------------------------
as of August 9, 2001, among SIHL and SINA (as issuers), certain Subsidiaries of SIHL from time to time parties thereto (as guarantors) and The Bank of New
York, as trustee.

      "9% Senior Subordinated Notes Indenture" means the Indenture, dated as
       --------------------------------------
of March 10, 1997, among SIHL and SINA (as issuers), certain Subsidiaries of
SIHL from time to time parties thereto (as guarantors) and The Bank of New
York, as trustee.

      "Additional Increasing Lender" is defined in Section 2.2.3.
       ----------------------------                -------------

      "Administrative Agent" is defined in the preamble and includes each
       --------------------                    --------
other Person as shall have subsequently been appointed as the successor
Administrative Agent pursuant to Section 9.4.
                                 -----------

      "Affiliate" of any Person means any other Person which, directly or
       ---------
indirectly, controls, is controlled by or is under common control with such
Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).  A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

            (a) to vote 10% or more of the securities (on a fully diluted basis)
      having  ordinary  voting  power for the  election of directors or managing general partners; or

            (b) to direct or cause the direction of the  management and policies of such Person whether by contract or otherwise.

      "Agents" means, collectively, the Administrative Agent, the
       ------
Co-Documentation Agents and the Co-Syndication Agents.

      "Agreement" means, on any date, this Fourth Amended and Restated
       ---------
Revolving Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

      "Alternate Base Rate" means, on any date and with respect to all Base
       -------------------
Rate Loans, a fluctuating rate of interest per annum equal to the higher of

            (a)  the  rate  of  interest  most  recently   established   by  the
      Administrative  Agent at its  Domestic  Office as its base rate for Dollar loans; and

            (b)  the  Federal  Funds  Rate  most  recently   determined  by  the
      Administrative Agent, plus1/2of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.  Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.  The Administrative Agent will give notice promptly to SIHL and the Lenders of changes in the Alternate Base Rate.

      "Applicable Commitment Fee" means the per annum percentage set forth
       -------------------------
below opposite the Total Leverage Ratio indicated in the Compliance
Certificate most recently delivered pursuant to this Agreement:

                                                   Applicable
           Total Leverage Ratio                  Commitment Fee
           --------------------                  --------------
      Greater than or equal to 4.0:1                  .500%
 Greater than or equal to 2.0:1 but less              .375%
                than 4.0:1
             Less than 2.0:1                          .250%

      The Applicable Commitment Fee shall be adjusted on the fifteenth day of each March, June, September and December (or, if such day is not a Business
Day, on the next succeeding Business Day), based on the Total Leverage Ratio as of the last day of the preceding Fiscal Quarter.  If SIHL shall fail to deliver a Compliance Certificate within 60 days after the end of the first three Fiscal Quarters of any Fiscal Year or a certificate showing the calculation of the Total Leverage Ratio within 60 days after each Fiscal Year end, all as required pursuant to clause (c) of Section 7.1.1, the Applicable
                                 ----------    -------------
Commitment Fee from and including the 61st day after the end of such Fiscal
Quarter or Fiscal Year to but not including the date SIHL delivers to the
Administrative Agent a Compliance Certificate shall conclusively equal .500%
per annum.  If the calculation of the Total Leverage Ratio set forth in the
Compliance Certificate for any Fiscal Year end shall differ from the calculation of the Total Leverage Ratio that was included in the certificate delivered pursuant to clause (c) of Section 7.1.1 for such Fiscal Year end,
                      ----------    -------------
to the extent necessary, the Applicable Commitment Fee shall be adjusted as of the date of such Compliance Certificate and a retroactive adjustment shall be made for the commitment fees accrued and paid prior to such date.

      "Applicable Margin" means, on any date, (i) with respect to any Base
       -----------------
Rate Loan, the per annum percentage set forth below under the column entitled
"Applicable Base Rate Margin" and (ii) with respect to any LIBO Rate Loan, the per annum percentage set forth below under the column entitled
"Applicable LIBO Rate Margin", in each case opposite the applicable Total
Leverage Ratio below corresponding to the Total Leverage Ratio indicated in the Compliance Certificate most recently delivered pursuant to this Agreement.

                                                     Applicable Base    Applicable LIBO
          Total Leverage Ratio                          Rate Margin        Rate Margin
          --------------------                        ---------------    --------------
     Greater than or equal to 4.5:1                        1.75%              2.75%
 Greater than or equal to 4.0:1 but less than 4.5:1        1.25%              2.25%
 Greater than or equal to 3.5:1 but less than 4.0:1        1.00%              2.00%
 Greater than or equal to 3.0:1 but less than 3.5:1        0.75%              1.75%
 Greater than or equal to 2.0:1 but less than 3.0:1        0.50%              1.50%
             Less than 2.0:1                               0.25%              1.25%

      The Applicable Margin shall be adjusted on the fifteenth day of each
March, June, September and December (or, if such day is not a Business Day, on the next succeeding Business Day), based on the Total Leverage Ratio as of the last day of the preceding Fiscal Quarter.  If SIHL shall fail to deliver a Compliance Certificate within 60 days after the end of the first three
Fiscal Quarters of any Fiscal Year or a certificate showing the calculation of the Total Leverage Ratio within 60 days after each Fiscal Year end, all as required pursuant to clause (c) of Section 7.1.1, the Applicable Margin from
                     ----------    -------------
and including the 61st day after the end of such Fiscal Quarter to but not including the date SIHL delivers to the Administrative Agent a Compliance
Certificate shall conclusively equal 1.75% per annum for Base Rate Loans or
2.75% per annum for LIBO Rate Loans.  Notwithstanding the foregoing, from the
Effective Date until adjusted pursuant to the Compliance Certificate delivered for the Fiscal Quarter ending March 31, 2002, the Applicable Margin shall in no event be less than 1.25% per annum for Base Rate Loans and 2.25%
per annum for LIBO Rate Loans.  If the calculation of the Total Leverage
Ratio set forth in the Compliance Certificate for any Fiscal Year end shall differ from the calculation of the Total Leverage Ratio that was included in the certificate delivered pursuant to clause (c) of Section 7.1.1 for such
                                      ----------    -------------
Fiscal Year end, to the extent necessary, the Applicable Margin shall be adjusted as of the date of such Compliance Certificate and a retroactive adjustment shall be made for the interest accrued and paid prior to such date.

      "Approved Fund" means any fund with net assets of at least $100,000,000
       -------------
that invests (in whole or in part) in commercial loans, or any other fund that invests (in whole or in part) in commercial loans and is managed by a
Lender, the same investment advisor as such Lender or by an Affiliate of such
Lender or investment advisor.

      "Asset Sale Offer Amount" has the meaning set forth in the Existing
       -----------------------
Indentures as in effect on the Effective Date.

      "Assignee Lender" is defined in Section 10.11.1.
       ---------------                ---------------

      "Atlantis" means the approximately 2,300-room resort and casino located
       --------
on Paradise Island, The Bahamas.

      "Authorized Officer" means, relative to any Borrower, those of its
       ------------------
officers whose signatures and incumbency shall have been certified to the
Administrative Agent and the Lenders pursuant to Section 5.1.1 and relative
                                                 -------------
to any other Obligor, those Persons who shall have been authorized to act on behalf of such Obligor by such Obligor's board of directors and whose signatures and incumbency shall have been certified to the Administrative
Agent and the Lenders pursuant to Section 5.1.1.
                                  -------------

      "Bahamas Property" means all the real property, improvements, fixtures
       ----------------
and personal property now or hereafter owned by SIHL or any of its
Subsidiaries (including approximately 100 acres of undeveloped real property, three hotels, a casino and an 18 hole golf course) located on Paradise
Island, The Bahamas.

      "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
       --------------
determined by reference to the Alternate Base Rate.

      "Borrower" and "Borrowers" are defined in the preamble.
       --------       ---------                     --------

      "Borrower Effective Date Certificate" means the certificate executed
       -----------------------------------
and delivered by the Borrowers pursuant to Section 5.1.8, substantially in
                                           -------------
the form of Exhibit E hereto.
            ---------

      "Borrower Security Agreement" means the Amended and Restated Security
       ---------------------------
Agreement, dated as of the Effective Date, executed and delivered by the
Borrowers pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Borrowing" means the Loans of the same type and, in the case of LIBO
       ---------
Rate Loans, having the same Interest Period made by all Lenders on the same
Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.
-----------

      "Borrowing Request" means a loan request and certificate duly executed
       -----------------
by an Authorized Officer of a Borrower, substantially in the form of Exhibit
                                                                     --------
B-1 hereto.
---

      "Business Day" means (i) any day excluding Saturday, Sunday and any day
       ------------
which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with any
LIBO Rate loan, any day that (a) is a Business Day described in clause (i)
above, and (b) is a day for trading by and between banks in Dollar deposits in the London interbank market.

      "Capital Expenditures" means, for any period, the sum of the aggregate
       --------------------
amount of all expenditures (including under leasing and similar arrangements)
of any Person for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures.

      "Capitalized Lease Liabilities" means all monetary obligations of any
       -----------------------------
Person under any leasing or similar arrangement which, in accordance with
GAAP, would be classified as capitalized leases, and, for purposes of this
Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

      "Cash Equivalent Investment" means, at any time:
       --------------------------

            (a) any  evidence of  Indebtedness,  maturing not more than one year after such time, issued or guaranteed by the United States Government;

            (b)  commercial  paper,  maturing not more than nine months from the date of issue, which is issued by

                  (i) a  corporation  (other than an  Affiliate  of any Obligor)
            organized under the laws of any state of the United States or of the
            District of Columbia and rated A-1 by Standard & Poor's  Corporation or P-1 by Moody's Investors Service, Inc., or

                  (ii) any Lender (or its holding company);

            (c) demand or time deposits  maintained  with, or any certificate of deposit or bankers'  acceptance maturing not more than one year after such time which is issued by, either

                  (i) a commercial  banking  institution that is a member of the
            Federal  Reserve  System and has a combined  capital and surplus and undivided profits of not less than $500,000,000, or

                  (ii) any Lender; or

            (d) any repurchase  agreement entered into with any Lender (or other commercial  banking  institution  of the  stature  referred  to in clause
                                                                         ------
      (c)(i)) which
      ------

                  (i) is secured by a fully perfected  security  interest in any obligation of the type  described in any of clauses (a) through (c); and

                  (ii) has a market value at the time such repurchase  agreement is entered into of not less than 100% of the  repurchase  obligation of such Lender (or other commercial banking institution) thereunder.

      "Casino Licenses" means, collectively, all licenses that are required
       ---------------
to be granted by any applicable federal, state, local, tribal or other regulatory body, gaming board or other agency that has jurisdiction over
(i) any casino now or hereafter located on Paradise Island, The Bahamas, and
(ii) any other casinos otherwise owned or operated by the Borrowers or any of their respective Significant Subsidiaries that are singly or in the aggregate of equal or greater importance to the ongoing operations of the Borrowers and their respective Significant Subsidiaries as those casinos specified in clause (i) and (if and when applicable), this clause.
----------

      "CERCLA" means the Comprehensive Environmental Response, Compensation
       ------
and Liability Act of 1980, as amended.

      "CERCLIS" means the Comprehensive Environmental Response Compensation
       -------
Liability Information System List.

      "Change in Control" means
       -----------------

            (a) the  failure of the WLG Group to  control  and have the power to vote individually or in aggregate, directly or indirectly, at least 15% of all of the outstanding shares of all classes of voting stock of SIHL (on a fully diluted basis); or

            (b) any  "person"  or "group"  (as such terms are used in Rule 13d-5 under the Exchange Act, and Sections  13(d) and 14(d) of the Exchange Act)
      of persons (other than the WLG Group) becomes,  directly or indirectly, in a single  transaction  or in a related  series of  transactions  by way of merger,  consolidation,  or other business  combination or otherwise,  the
      "beneficial  owner"  (as such term is used in Rule  13d-3 of the  Exchange
      Act) of more than 28% of the  outstanding  shares of all classes of voting stock of SIHL (on a fully diluted basis); or

            (c) during any period of 24 consecutive  months,  individuals who at the  beginning of such period  constituted  the Board of Directors of SIHL
      (together  with any new  directors  whose  election to such Board or whose nomination  for election by the  stockholders  of SIHL was approved by the
      WLG Group or a vote of a majority  of the  directors  then still in office who  were  either  directors  at the  beginning  of such  period  or whose election or nomination for election was previously so approved)  cease for any reason to constitute a majority of the Board of Directors of SIHL then in office; or

            (d) the failure of SIHL to directly own, free and clear of all Liens
      (other than Liens in favor of the Secured  Parties) 100% of the issued and outstanding shares of capital stock of SIBL, on a fully-diluted basis.

      "CIBC" is defined in the preamble.
       ----                    --------

      "Code" means the Internal Revenue Code of 1986, as amended, reformed or
       ----
otherwise modified from time to time.

      "Collateral Documents" means each Pledge Agreement, each Security
       --------------------
Agreement, each Mortgage, each Debenture and each other agreement delivered by an Obligor which grants to or any Secured Party a security interest in or
Lien on any property (real or personal) of such Obligor.

      "Commitment" means, as the context may require, a Lender's Loan
       ----------
Commitment or the Issuer's (or a Lender's) Letter of Credit Commitment.

      "Commitment Amount" means, prior to the Effective Date, $373,000,000,
       -----------------
and from and after the Effective Date, $200,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.1 and 2.2.2 or increased
                                      -------------     -----
from time to time pursuant to Section 2.2.3.
                              -------------

      "Commitment Termination Date" means the earliest to occur of
       ---------------------------

            (a) the Stated Maturity Date;

            (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                  -----------

            (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the
                                              ----------    ---
Commitments shall terminate automatically and without further action.

      "Commitment Termination Event" means the earliest to occur of
       ----------------------------

            (a) the occurrence of any Event of Default  described in clauses (a)
                                                                     -----------
      through (d) of Section 8.1.9; or
              ---    -------------

            (b) the occurrence and continuance of any other Event of Default and either

                  (i)  the  declaration  of  the  Loans  to be due  and  payable pursuant to Section 8.3, or
                        -----------

                  (ii) in the absence of such declaration,  the giving of notice by the Administrative Agent, acting at the direction of the Required
            Lenders, to SIHL that the Commitments have been terminated.

      "Compliance Certificate" means a certificate duly completed and
       ----------------------
executed by an Authorized Officer of SIHL, substantially in the form of
Exhibit F hereto, as amended, supplemented, amended and restated or otherwise
---------
modified from time to time, together with such changes thereto as the
Administrative Agent may from time to time reasonably request for the purpose of monitoring SIHL's compliance with the financial covenants contained herein.

      "Consolidated EBITDA" means, for any period, the sum, without
       -------------------
duplication, of the amounts for such period of (i) Net Income, (ii) Interest
Expense (including amortization of financing fees), (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) other non-recurring and non-cash items reducing
Net Income, (vii) pre-opening expenses and (viii) up to $2,500,000 of severance payments incurred during the period from September 11, 2001 through
March 31, 2002, less any non-recurring and non-cash items increasing Net
                ----
Income, all of the foregoing as determined on a consolidated basis for SIHL and its Subsidiaries in conformity with GAAP.

      "Consolidated Net Worth" means, on any date of determination, the Net
       ----------------------
Worth of SIHL and its Subsidiaries on such date.

      "Contingent Liability" means any agreement, undertaking or arrangement
       --------------------
by which any Person guarantees, endorses or otherwise becomes or is contingently liable (i) by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, (ii) to otherwise assure a creditor against loss for
Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or (iii) for the payment of dividends or other distributions upon the shares of any other Person.  The amount of any
Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

      "Continuation/Conversion Notice" means a notice of continuation or
       ------------------------------
conversion and certificate duly executed by an Authorized Officer of a
Borrower, substantially in the form of Exhibit C hereto.
                                       ---------

      "Controlled Group" means all members of a controlled group of
       ----------------
corporations and all members of a controlled group of trades or businesses
(whether or not incorporated) under common control which, together with any
Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

      "Core Assets" means the Ocean Club and the Atlantis, and the real
       -----------
property upon which the Ocean Club and the Atlantis are located.

      "Co-Syndication Agents" is defined in the preamble.
       ---------------------                    --------

      "Credit Extension" means, as the context may require,
       ----------------

            (a) the making of a Loan by a Lender; or

            (b) the  issuance of any Letter of Credit,  or the  extension of any
      Stated  Expiry Date of any  existing  Letter of Credit,  by the Issuer and participation  in such  Letter of Credit by the  Lenders  pursuant  to the terms of this Agreement.

      "Credit Extension Request" means, as the context may require, any
       ------------------------
Borrowing Request or Issuance Request.

      "Debentures" means the debentures set forth on Schedule II hereto,
       ----------                                    -----------
executed by each owner of the Bahamas Property constituting real property, in each case as amended, supplemented, consolidated, spread, severed, partially released, partially reconveyed, restated and otherwise modified from time to time.

      "Debt" means, without duplication, (i) the aggregate outstanding
       ----
principal and stated amount of all Indebtedness of SIHL and its Subsidiaries of the nature referred to in clauses (a), (b), (c), (e) and (f) of the
                             -----------  ---  ---  ---     ---
definition of "Indebtedness" and (ii) any Contingent Liabilities of SIHL and
its Subsidiaries in respect of any types of the Indebtedness described in clause (i) above.
----------

      "Default" means any Event of Default or any condition, occurrence or
       -------
event which, after notice or lapse of time or both, would constitute an Event of Default.

      "Defaulting Lender" means
       -----------------

            (a) any  Lender  that  fails  in its  obligation  to fund  any  Loan
      pursuant  to  Section  2.1  or   participate   in  any  Letter  of  Credit
                    ------------
      Outstandings  pursuant  to the terms of this  Agreement  and such  failure continues for three consecutive  Business Days;  provided that the refusal
                                                       --------
      of a  Lender  to make a Loan  because  it in  good  faith  asserts  that a
      Borrower  has  failed  to  satisfy  a  condition  precedent  to  borrowing contained  in  Article  V shall  not  result  in such  Lender  becoming  a
                     ----------
      "Defaulting Lender";

            (b) any  Lender  as to which  any  event of the  type  described  in
      Section  8.1.9  occurs (with all  references  in such Section to "SIHL" or
      --------------
      "such Person" instead being to such Lender);

            (c) any Lender as to which any governmental authority (including the
      Office of Thrift Supervision,  the Federal Deposit Insurance Company,  the
      Office of the  Comptroller  of  Currency  or the  Federal  Reserve  Board)
      directly  or  indirectly  seizes,   takes  possession  of  or  undertakes,
      authorizes,  or orders similar  action with respect to, or authorizes,  or orders the liquidation,  dissolution,  winding up, sale, transfer or other disposition  of, or takes steps or  institutes  proceedings  or  otherwise proceeds to  liquidate,  dissolve,  wind up,  sell,  transfer or otherwise dispose of, such  Lender or all or any part of such  Lender's  property or
      appoints  or  authorizes  or  orders  the   appointment   of  a  receiver,
      liquidator, sequestrator, trustee, custodian, conservator or other officer or entity having  similar  powers over such Lender or over all or any part of such Lender's property.

      "Disbursement" is defined in Section 2.6.2.
       ------------                -------------

      "Disbursement Date" is defined in Section 2.6.2.
       -----------------                -------------

      "Disclosure Schedule" means the Disclosure Schedule attached hereto as
       -------------------
Schedule I as it may be amended, supplemented or otherwise modified from time
----------
to time by SIHL with the written consent of the Required Lenders.

      "Disposition" (or similar words such as "Dispose", and any derivation
       -----------
thereof) is defined in Section 7.2.11.
                       --------------

      "Dollar" and the sign "$" mean lawful money of the United States.
       ------                -

      "Dollar Equivalent" means, on any date of determination, the equivalent
       -----------------
in Dollars of any Foreign Currency, determined by using the quoted spot rate at which the Administrative Agent's principal office in New York, New York offers to exchange Dollars for such Foreign Currency at the opening of business on such date.

      "Domestic Office" means, relative to any Lender, the office of such
       ---------------
Lender (or any successor or assign of such Lender) within the United States as currently on file with the Administrative Agent or designated in the
Lender Assignment Agreement or as may be designated from time to time by notice from such Lender, as the case may be, to SIHL and the Administrative
Agent.

      "Effective Date" means the date this Agreement becomes effective
       --------------
pursuant to Section 10.8.
            ------------

      "Eligible Assignee" means (A) any of the following entities: (i) a
       -----------------
commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof (provided that (x) such bank is acting through a branch or agency
         --------
located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and
Development or a political subdivision of such country); and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies or (B) a Lender, an Affiliate of a Lender or an Approved Fund; or
(C) any other Person (other than a natural Person) approved by (1) the
Administrative Agent, (2) the Issuer, and (3) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided that no Affiliate of Borrower
                                   --------
shall be an Eligible Assignee.

      "Environmental Laws" means all applicable federal, state or local
       ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines
(including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
       -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.
References to sections of ERISA also refer to any successor sections.

      "Euro" means the single currency of Participating Member States of the
       ----
European Union.

      "Event of Default" is defined in Section 8.1.
       ----------------                -----------

      "Exchange Act" means the Securities and Exchange Act of 1934, as
       ------------
amended.

      "Existing Credit Agreement" is defined in the second recital.
       -------------------------                    --------------

      "Existing Credit Agreement Borrowers" is defined in the second recital.
       -----------------------------------                    --------------

      "Existing Indentures" means the 8 5/8% Senior Subordinated Notes
       -------------------
Indenture, the 8 7/8% Senior Subordinated Notes Indenture and the 9% Senior
Subordinated Notes Indenture.

      "Existing Lenders" is defined in the second recital.
       ----------------                    --------------

      "Existing Subordinated Notes" means (a) the 9% Senior Subordinated
       ---------------------------
Notes due 2007 executed and delivered by SIHL and SINA evidencing the
Subordinated Debt issued pursuant to the 9% Senior Subordinated Notes
Indenture, (b) the 8 7/8% Senior Subordinated Notes due 2011 executed and delivered by SIHL and SINA evidencing the Subordinated Debt issued pursuant to the 8 7/8% Senior Subordinated Notes Indenture and (c) the 8 5/8% Senior
Subordinated Notes due 2007 executed and delivered by SIHL and SINA evidencing the Subordinated Debt issued pursuant to the 8 5/8% Senior
Subordinated Notes Indenture.

      "Federal Funds Rate" means, for any period, a fluctuating interest rate
       ------------------
per annum equal for each day during such period to

            (a) the  weighted  average of the rates on overnight  federal  funds transactions  with  members of the  Federal  Reserve  System  arranged  by federal funds brokers, as published for such day (or, if such day is not a
      Business Day, for the next preceding  Business Day) by the Federal Reserve
      Bank of New York; or

            (b) if such rate is not so published for any day which is a Business
      Day,  the  average  of the  quotations  for such day on such  transactions received by the  Administrative  Agent from three federal funds brokers of recognized standing selected by it.

      "Fee Letters" means, collectively, the confidential letter agreements
       -----------
by and among the Borrowers (or any one of them) and any Lender entering into a fee arrangement with such Person.

      "Fiscal Quarter" means any quarter, ending on March 31, June 30,
       --------------
September 30 or December 31 of a Fiscal Year.

      "Fiscal Year" means any period of twelve consecutive calendar months
       -----------
ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "2001 Fiscal Year") refer to the
                                    ----
Fiscal Year ending on the December 31 occurring during such calendar year.

      "Foreign Currency" means Euros, French Francs, Pounds Sterling and any
       ----------------
additional currency, other than Dollars, that is freely transferable, convertible into Dollars and approved by the Administrative Agent and the
Issuer (which approval shall not be unreasonably withheld).

      "Foreign Currency Letter of Credit" means any Letter of Credit
       ---------------------------------
denominated in a Foreign Currency.

      "Foreign Currency Letter of Credit Commitment Amount" means $3,000,000.
       ---------------------------------------------------

      "Foreign Currency Letter of Credit Outstandings" means any Letter of
       ----------------------------------------------
Credit Outstandings in respect of Foreign Currency Letters of Credit.

      "Foreign Pledge Agreement" means any supplemental pledge agreement
       ------------------------
governed by the laws of a jurisdiction other than a State of the United
States executed and delivered by SIHL or any of its Subsidiaries pursuant to the terms of this Agreement or the Existing Credit Agreement, in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary or
Person in which an equity or similar interest is to be pledged to the
Administrative Agent pursuant to the terms of Section 7.1.7, to further
                                              -------------
protect or perfect the Lien on and security interest in any collateral being pledged pursuant to a Pledge Agreement.

      "French Francs" means the lawful currency of the French Republic.
       -------------

      "F.R.S. Board" means the Board of Governors of the Federal Reserve
       ------------
System or any successor thereto.

      "Funding Date" is defined in Section 2.3.
       ------------                -----------

      "GAAP" is defined in Section 1.4.
       ----                -----------

      "Governmental Authority" means The Commonwealth of The Bahamas, the
       ----------------------
United States of America, any state, local or municipal entity located within the foregoing, and (in each case), any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing or any quasi-governmental authority, now existing or hereafter created, having jurisdiction over the Bahamas Property, the real property in the State of New Jersey that is subject to a Mortgage, any Borrower, any
Obligor or any Lender Party.

      "Guarantor" means each Significant Subsidiary; provided, however, that,
       ---------                                     --------  -------
without limiting the generality of the foregoing, each Subsidiary of SIHL
(including Sun International Timeshare Limited) that is required to be a guarantor of Subordinated Debt shall be or become a Guarantor hereunder.

      "Guaranty" means the Amended and Restated Subsidiary Guaranty, dated as
       --------
of the Effective Date, executed and delivered by an Authorized Officer of each Guarantor, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Guaranty Supplement" means each Guaranty Supplement executed and
       -------------------
delivered by an Authorized Officer of a Guarantor pursuant to this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Hazardous Material" means
       ------------------

            (a) any "hazardous substance", as defined by CERCLA;

            (b) any "hazardous  waste", as defined by the Resource  Conservation and Recovery Act, as amended;

            (c) any petroleum product; or

            (d) any pollutant or  contaminant  or hazardous,  dangerous or toxic chemical, material or substance within the meaning of any other applicable
      federal,  state  or  local  law,  regulation,   ordinance  or  requirement
      (including  consent  decrees  and  administrative  orders)  relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous  waste,  substance  or material,  all as amended or hereafter amended.

      "Hedging Obligations" means, with respect to any Person, all
       -------------------
liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

      "herein", "hereof", "hereto", "hereunder" and similar terms contained
       ------    ------    ------    ---------
in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular
Section, paragraph or provision of this Agreement or such other Loan Document.

      "Impermissible Qualification" means, relative to the opinion or
       ---------------------------
certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

            (a) which is of a "going concern" or similar nature;

            (b) which  relates to the limited  scope of  examination  of matters relevant to such financial statement; or

            (c) which relates to the treatment or  classification of any item in such financial  statement and which, as a condition to its removal,  would require an  adjustment  to such item the effect of which would be to cause such  Obligor  to be in default of any of its  obligations  under  Section
                                                                         -------
      7.2.4.
      -----

      "including" means including without limiting the generality of any
       ---------
description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem
                                                               -------
generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

      "Increasing Lender" is defined in Section 2.2.3.
       -----------------                -------------

      "Indebtedness" of any Person means, without duplication:
       ------------

            (a) all  obligations  of such  Person  for  borrowed  money  and all obligations of such Person evidenced by bonds, debentures,  notes or other similar instruments;

            (b) all obligations,  contingent or otherwise,  relative to the face amount of all letters of credit (including the Letters of Credit), whether or not drawn,  and  banker's  acceptances  issued for the  account of such
      Person;

            (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP,  recorded as Capitalized Lease
      Liabilities;

            (d) all  other  items  which,  in  accordance  with  GAAP,  would be included as liabilities on the liability side of the balance sheet of such
      Person as of the date at which  Indebtedness  is to be  determined  (other than current  liabilities  of a nature  other than the current  portion of
      Indebtedness  of the type  described  in  clause  (a),  (b) or (c) of this
                                                -----------   ---    ---
      definition);

            (e) all mandatorily redeemable preferred stock;

            (f) whether or not so included as  liabilities  in  accordance  with
      GAAP, all obligations of such Person to pay the deferred purchase price of
      property  or  services,  and  indebtedness   (excluding  prepaid  interest
      thereon)  secured by a Lien on property  owned or being  purchased by such
      Person  (including  indebtedness  arising under conditional sales or other title retention  agreements),  whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

            (g) all  Contingent  Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such
Person is a general partner or a joint venturer and as such is automatically liable for the obligations of such partnership or joint venture.

      "Indemnified Liabilities" is defined in Section 10.4.
       -----------------------                ------------

      "Indemnified Parties" is defined in Section 10.4.
       -------------------                ------------

      "Instruments" means any contract, agreement, indenture, mortgage,
       -----------
financing statement, document or writing (whether by formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any Lien (or right or interest therein) is granted or perfected.

      "Interest Coverage Ratio" means, as of the last day of any Fiscal
       -----------------------
Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

            (a) Consolidated EBITDA (for all such Fiscal Quarters)

and

            (b) the sum (for all  such  Fiscal  Quarters)  of  Interest  Expense
      (which,  for the purposes of this clause only,  shall include  capitalized interest).

      "Interest Expense" means, for any period, the consolidated interest
       ----------------
expense (as defined under GAAP) of SIHL and its Subsidiaries for such period
(including that portion attributable to Capitalized Lease Liabilities in accordance with GAAP and capitalized interest), exclusive of any amortization of fees during such period.

      "Interest Period" means, relative to any LIBO Rate Loans, the period
       ---------------
beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or
                                                              -----------
2.4 and shall end on (but exclude) the day which numerically corresponds to
---
such date one, two, three or six months (or a period of such other length as may be requested by the Borrowers and as may be acceptable to the
Administrative Agent) thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as a Borrower may select in its relevant notice (if a Borrower does not so select then such
Borrower shall be deemed to have selected one month) pursuant to Section 2.3
                                                                 -----------
or 2.4; provided, however, that
   ---  --------  -------

            (a) the Borrowers shall not be permitted to select Interest  Periods to be in effect at any one time which have  expiration  dates occurring on more than five different dates;

            (b) if such  Interest  Period would  otherwise end on a day which is not a Business Day, such Interest  Period shall end on the next  following
      Business  Day  (unless  such  next  following  Business  Day is the  first
      Business Day of a calendar month, in which case such Interest Period shall end on the  Business Day next  preceding  such  numerically  corresponding day);

            (c) any  Interest  Period that begins on the last  Business Day of a
      calendar   month  (or  on  a  day  for  which  there  is  no   numerically
      corresponding  day in the  calendar  month)  shall,  subject to clause (e)
      below,  end on the last  Business Day of the calendar  month at the end of such Interest Period;

            (d) no  Interest  period  with  respect to any  portion of the Loans shall  extend  beyond  the  date on  which a  permanent  reduction  of the
      Commitment  Amount  is  scheduled  to  occur  unless  the  sum of (a)  the aggregate  principal amount of Loans that are Base Rate Loans plus (b) the
                                                                    ----
      aggregate principal amount of Loans that are LIBO Rate Loans with Interest
      Period  expiring  on or  before  such  date  plus  (c) the  excess  of the
                                                   ----
      Commitment  Amount then in effect over the aggregate  principal  amount of
      Loans then  outstanding  equals or exceeds the permanent  reduction of the
      Commitment Amount that is scheduled to occur on such date; and

            (e) no Interest Period may end later than the Stated Maturity Date.

      "Investment" means, relative to any Person,
       ----------

            (a) any loan or  advance  made by such  Person to any  other  Person
      (excluding  commission,  travel  and  similar  advances  to  officers  and employees made in the ordinary course of business);

            (b) any Contingent Liability of such Person; and

            (c) any  ownership  or similar  interest  held by such Person in any other Person totaling less than 100%.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

      "Issuance Request" means a Letter of Credit request and certificate
       ----------------
duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit B-2 hereto.
        -----------

      "Issuer" means CIBC or another Lender, as applicable, in its capacity
       ------
as the issuer of the Letters of Credit, as requested from time to time by a
Borrower.

      "Legal Requirements" with respect to any Person or property, means all
       ------------------
laws, statutes, codes, acts, ordinances, permits, licenses, authorizations, directions and requirements of all Governmental Authorities, departments, commissions, boards, courts, authorities, agencies, officials and officers, and any material deed restrictions or other requirements of record, applicable to such Person or such property, or any portion thereof or interest therein or any use or condition of such property or any portion thereof or interest therein (including those relating to zoning, planning, subdivision, building, safety, health, use, environmental quality and other similar matters).

      "Kersaf" is defined in the definition of the term "Trademark Agreement".
       ------

      "Lender Assignment Agreement" means a Lender Assignment Agreement,
       ---------------------------
substantially in the form of Exhibit D hereto.
                             ---------

      "Lender Parties" means, collectively, each Agent, the Issuer and each
       --------------
Lender (and including, for purposes of the Rate Protection Agreements, any
Affiliate of any Lender that is a counterparty to such Rate Protection
Agreement), and their respective successors, transferees and assigns.

      "Lenders" is defined in the preamble.
       -------                    --------

      "Letter of Credit" is defined in Section 2.1.2.
       ----------------                -------------

      "Letter of Credit Commitment" means as to the Issuer, the Issuer's
       ---------------------------
obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with
                                                  -------------
respect to each Lender, the obligations of such Lender to participate in such
Letters of Credit pursuant to Section 2.6.1.
                              -------------

      "Letter of Credit Commitment Amount" means, on any date, a maximum
       ----------------------------------
amount of $30,000,000 (or, if less, the then existing Commitment Amount).

      "Letter of Credit Outstandings" means, on any date, an amount equal to
       -----------------------------
the sum of

            (a) the then aggregate  amount which is undrawn and available  under all  issued  and  outstanding  Letters  of Credit  (after  converting  the aggregate  Stated Amounts of all Foreign Currency Letters of Credit to the
      Dollar Equivalents thereof),

plus
----

            (b)  the  then  aggregate  amount  of  all  unpaid  and  outstanding
      Reimbursement  Obligations  (after converting the aggregate  Reimbursement
      Obligations  with respect to  Disbursements  made in a Foreign Currency to the Dollar Equivalents thereof) in respect of such Letters of Credit.

      "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans,
       ---------
the rate of interest equal to (a) the rate of interest that appears on page
3750 of the Dow Jones Telerate Screen as at or about 11:00 a.m. (New York
City Time) two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period or (b) if such a rate does not appear on page 3750 of the Dow Jones Telerate screen, the average
(rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent in the interbank market as at or about 11:00 a.m.
(New York time) two Business Days prior to the beginning of such Interest
Period for delivery on the first day of such Interest Period and for a period approximately equal to such Interest Period.

      "LIBO Rate Loan" means a Loan bearing interest, at all times during an
       --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

      "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
       ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any
Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

          LIBO Rate           =                 LIBO Rate
                                  ---------------------------------------
     (Reserve Adjusted)              1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans
will be determined by the Administrative Agent on the basis of the LIBOR
Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent, two Business Days before the first day of such Interest Period.

      "LIBOR Office" means, relative to any Lender, the office of such Lender
       ------------
as currently on file with the Administrative Agent or designated in the
Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to SIHL and the Administrative
Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

      "LIBOR Reserve Percentage" means, relative to any Interest Period for
       ------------------------
LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements)
specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including
"Eurocurrency Liabilities", as currently defined in Regulation D of the
F.R.S. Board, having a term approximately equal or comparable to such
Interest Period.

      "Lien" means any security interest, mortgage, pledge, hypothecation,
       ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise)
or charge against or interest in property to secure payment of a debt or performance of an obligation.

      "Loan" is defined in Section 2.1.1.
       ----                -------------

      "Loan Commitment" means, relative to any Lender, such Lender's
       ---------------
obligation to make Loans pursuant to Section 2.1.1.
                                     -------------

      "Loan Document" means this Agreement, the Notes, the Letters of Credit,
       -------------
each Collateral Document, each Guaranty, each Borrowing Request, each
Issuance Request, each Fee Letter, each Rate Protection Agreement and each other agreement, document or instrument delivered in connection herewith or therewith.

      "Material Adverse Effect" means any material adverse effect on (i) the
       -----------------------
condition (financial or otherwise), results of operations, properties, assets, business, revenues or business prospects of SIHL and its Subsidiaries taken as a whole, (ii) the ability of an Obligor to consummate the transactions contemplated hereby to occur on the Effective Date, (iii) the ability of an Obligor to perform its obligations under this Agreement and the other Loan Documents or (iv) the rights and remedies of the Administrative
Agent and the Lenders under this Agreement and the other Loan Documents.  In determining whether any individual event or occurrence of the foregoing types would result in a Material Adverse Effect, notwithstanding that a particular event or occurrence does not itself have such effect, a Material Adverse
Effect shall be deemed to have occurred if the cumulative effect of such event or occurrence and all other events or occurrences of the foregoing types which have occurred would result in a Material Adverse Effect.

      "Mohegan Sun Casino" means the hotel and casino located in Montville,
       ------------------
Connecticut, U.S.A., as so named as of the date hereof.

      "Mortgage" means each mortgage, deed of trust or agreement executed and
       --------
delivered by a Borrower or any other Obligor in favor of the Administrative
Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement or the Existing Credit Agreement, in each case as amended, supplemented, amended and restated or otherwise modified.

      "Moody's" means Moody's Investors Service, Inc.
       -------

      "Net Equity Proceeds" means with respect to the sale or issuance by
       -------------------
SIHL to any Person of any stock or other equity interests, warrants or options or the exercise of any such warrants or options in respect thereof, the excess of:
    ------

            (a) the gross proceeds received by SIHL from such sale,  issuance or exercise

 over
 ----

            (b) all  underwriting,  broker and  out-of-pocket  fees and expenses paid by SIHL to other than an Affiliate of SIHL in connection therewith.

      "Net Income" means, for any period, the aggregate of all amounts
       ----------
(exclusive of extraordinary gains and extraordinary losses (it being understood that the sale or other Disposition to consumers of residential lots, homes, time-shares or condominiums on Paradise Island held for development (excluding in all cases the Core Assets) shall be included in the calculation of Net Income and that the sale or other Disposition to non-consumers of residential lots, homes, time-shares or condominiums on
Paradise Island shall be excluded from the calculation of Net Income)) which, in accordance with GAAP, would be included as net income on the most recently available consolidated financial statements of SIHL for such period; provided
                                                                     --------
that Net Income shall not include (i) any non-cash interest income until such amounts are received by SIHL or its Subsidiaries in cash, and (ii) the net income (or loss) of any Person, other than a Subsidiary, in which SIHL or any of its Subsidiaries has an interest, except that the amount of any dividends or distributions actually paid in cash to SIHL or any of its Subsidiaries during such period shall be included in Net Income (even if the amount of such cash dividends or distributions received exceed SIHL's allocated portion of such Person's earnings under GAAP).

      "Net Worth" at any time means the excess of total assets of SIHL and
       ---------
its Subsidiaries at such time over total liabilities of SIHL and its
Subsidiaries at such time, in each case as determined on a consolidated basis in accordance with GAAP.

      "Note" means a promissory note of a Borrower payable to any Lender,
       ----
substantially in the form of Exhibit A hereto (as such promissory note may be
                             ---------
amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Obligations" means all present or future obligations (monetary or
       -----------
otherwise, absolute or contingent) of the Borrowers and each other Obligor arising under or in connection with this Agreement and each other Loan
Document.

      "Obligor" means the Borrowers, the Guarantors or any other Subsidiaries
       -------
of SIHL obligated under any Loan Document.

      "Ocean Club" means the Ocean Club located on Paradise Island, The
       ----------
Bahamas.

      "Omnibus Termination Agreement" means the Amended and Restated Omnibus
       -----------------------------
Termination Agreement, dated January 1, 2001, among SIHL and the other parties thereto.

      "Optional Increase" is defined in Section 2.2.3.
       -----------------                -------------

      "Ordinary Shares" means the ordinary shares of common stock of SIHL,
       ---------------
par value $0.001 per share.

      "Organic Document" means, as applicable and relative to any Obligor,
       ----------------
its certificate of incorporation, its by-laws, its certificate of partnership, its partnership agreement, and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

      "Participant" is defined in Section 10.11.
       -----------                -------------

      "Participating Member State" means each state so described in any
       --------------------------
legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of economic and monetary union as contemplated in the Treaty of
Rome of March 25, 1957, as amended by the Single European Act 1986 and the
Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

      "PBGC" means the Pension Benefit Guaranty Corporation and any entity
       ----
succeeding to any or all of its functions under ERISA.

      "Pension Plan" means a "pension plan", as such term is defined in
       ------------
section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which any Borrower or any corporation, trade or business that is, along with any
Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of
ERISA.

      "Percentage" means, relative to any Lender, the percentage on file with
       ----------
the Administrative Agent (which Percentages give effect to the inclusion of a
Lender on the Effective Date that was not an Existing Lender), as such percentage may be adjusted from time to time pursuant to (a) Section 2.2.3,
                                                             -------------
(b) Lender Assignment Agreement(s) executed by such Lender and its Assignee
Lender(s) and delivered pursuant to Section 10.11 or (c) Section 4.10.
                                    -------------        ------------

      "Perfection Certificate" means the Perfection Certificate executed and
       ----------------------
delivered pursuant to Section 5.1.6.
                      -------------

      "Permitted Encumbrances" means the exceptions to title (i) to the
       ----------------------
Bahamas Property that are listed in Schedule B of the title insurance policy issued as of August 12, 1997 by the Title Insurer of such property, and (ii)
in the case of real property in New Jersey on which a Mortgage was delivered to the Administrative Agent, to such real property listed on the title insurance policy issued by the Title Insurer of such property.

      "Permitted Investment" means Investments in or acquisitions of the
       --------------------
capital stock of, or partnership and/or other ownership interests in, a
Person engaged in the hotel, resort and/or gaming industry, and/or the acquisition of parcels of real property or assets that can be used in the hotel, resort and/or gaming industry.

      "Person" means any natural person, corporation, partnership, firm,
       ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Plan" means any Pension Plan or Welfare Plan.
       ----

      "Pledge Agreement" means, as the context may require, the SIHL Pledge
       ----------------
Agreement, the SIBL Pledge Agreement, the SINA Pledge Agreement and the
Subsidiary Pledge Agreement.

      "Pounds Sterling" means the lawful currency of the United Kingdom of
       ---------------
Great Britain and Northern Ireland.

      "Quarterly Payment Date" means the last day of each February, May,
       ----------------------
August, and November or, if any such day is not a Business Day, the next succeeding Business Day.

      "Rate Protection Agreement" means, collectively, any interest rate
       -------------------------
swap, cap, collar or similar agreement entered into by SIHL or any of its
Subsidiaries under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an
Affiliate of a Lender.

      "Register" is defined in Section 2.9.
       --------                -----------

      "Reimbursement Obligation" is defined in Section 2.6.3.
       ------------------------                -------------

      "Release" means a "release", as such term is defined in CERCLA.
       -------

      "Relinquishment Agreement" means the Relinquishment Agreement, dated
       ------------------------
February 7, 1998, between the Mohegan Tribal Gaming Authority and TCA.

      "Required Lenders" means, at any time, Lenders holding more than 50% of
       ----------------
the then aggregate outstanding principal amount of the Loans then held by the
Lenders, or, if no such principal amount is then outstanding, Lenders having more than 50% of the Commitments.

      "Reset Date" is defined in Section 2.6.7.
       ----------                -------------

      "Resource Conservation and Recovery Act" means the Resource
       --------------------------------------
Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect
                                                       -- ---
from time to time.

      "Restricted Payment" means, with respect to SIHL and the Subsidiaries,
       ------------------

            (a)  the   declaration,   payment  or  making  of  any  dividend  or
      distribution (in cash, property or obligations) on any shares of any class of  capital  stock  (now  or  hereafter  outstanding)  of  SIHL  or on any warrants,  options or other rights with respect to any shares of any class of capital  stock  (now or  hereafter  outstanding)  of SIHL  (other  than dividends  or  distributions  payable in its common  stock or  warrants to purchase  its common stock or splitups or  reclassifications  of its stock into additional or other shares of its common stock; or

            (b) the  application  by SIHL or any Subsidiary of any of its funds, property  or assets to the  purchase,  redemption,  sinking  fund or other retirement  of, or the purchase or making by any Subsidiary of any deposit in respect of, or the  redemption by such  Subsidiary of any shares of any class of capital  stock (now or  hereafter  outstanding)  of SIHL,  or any warrants,  options or other rights with respect to any shares of any class of  capital  stock  (now or  hereafter  outstanding)  of  SIHL;  provided,
                                                                       --------
      however, that the exercise of options,  warrants or similar instruments on
      -------
      a cashless basis by way of partial  redemptions of the newly-issued shares
      (or other  structures with  substantially  the same economic effect) shall not be included as Restricted Payments hereunder.

      "Restricted Payment Amount" means, as of the date of determination, the
       -------------------------
aggregate of (a) $25,000,000, (b) 25% of SIHL's Net Income after
September 30, 2001 and (c) 50% of any Net Equity Proceeds received after
September 30, 2001 minus the amount of Restricted Payments, if any, made
                   -----
after September 30, 2001.

      "S&P" means Standard & Poor's Ratings Services.
       ---

      "Secured Parties" means, collectively, (i) the Lender Parties and
       ---------------
(ii) each Person that is a counterparty to one or more Rate Protection
Agreements.

      "Security Agreement" means, as the context may require, the Borrower
       ------------------
Security Agreement or the Subsidiary Security Agreement.

      "Senior Funded Debt" means, with respect to SIHL and its Subsidiaries
       ------------------
as of any time, Debt outstanding at such time less the amount of Subordinated
Debt then outstanding.

      "Senior Leverage Ratio" means, as of the last day of any Fiscal
       ---------------------
Quarter, the ratio of (a) Senior Funded Debt outstanding as of the last day of such Fiscal Quarter to (b) Consolidated EBITDA for the four Fiscal Quarter
                       --
Period then ended; provided, that in calculating Consolidated EBITDA for such
                   --------
period, any acquisitions or Dispositions during such period shall have been deemed to have occurred on the first day of such period.

      "SIBL" is defined in the preamble.
       ----

      "SIBL Group" means, collectively SIBL and each of its Subsidiaries
       ----------
existing on the Effective Date, and Sun International Representation, Inc., a
Florida corporation and each of its Subsidiaries existing on the Effective
Date.

      "SIBL Pledge Agreement" means the Amended and Restated Pledge
       ---------------------
Agreement, dated as of the Effective Date, executed and delivered by SIBL pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Significant Subsidiary" means, at any date of determination, Sun
       ----------------------
International Development Limited and any Subsidiary of SIHL (other than SIBL and SINA) that, together with its Subsidiaries, (i) for the most recent
Fiscal Quarter of SIHL accounted for (or, in the case of any Subsidiary that is acquired following the Effective Date, would have accounted for) more than
5% of the Consolidated EBITDA of SIHL and its Subsidiaries during such Fiscal
Quarter or (ii) as of the end of the most recent Fiscal Quarter of SIHL was the owner of (or, in the case of any Subsidiary that is acquired following the Effective Date, would have been the owner of) more than 5% of the consolidated assets of SIHL and its Subsidiaries at the end of such Fiscal
Quarter, all as set forth on the most recently available consolidated financial statements of SIHL for such Fiscal Quarter.

      "SIHL" is defined in the preamble.
       ----                    --------

      "SIHL Pledge Agreement" means the Amended and Restated Pledge
       ---------------------
Agreement, dated as of the Effective Date, executed and delivered by SIHL pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "SINA" is defined in the preamble.
       ----                    --------

      "SINA Pledge Agreement" means the Amended and Restated Pledge
       ---------------------
Agreement, dated as of the Effective Date, executed and delivered by SINA pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Stated Amount" of each Letter of Credit means the total amount
       -------------
available to be drawn under such Letter of Credit upon the issuance thereof.

      "Stated Expiry Date" is defined in Section 2.6.
       ------------------                -----------

      "Stated Maturity Date" means November 8, 2006.
       --------------------

      "Subordinated Debt" means, collectively, (i) the Indebtedness evidenced
       -----------------
by the Existing Subordinated Notes and (ii) all other unsecured subordinated
Indebtedness of SIHL or a wholly-owned Subsidiary for money borrowed which is incurred under the terms of any Subordinated Note Indenture and evidenced by
Subordinated Notes and which matures on a date that is at least one year after the Stated Maturity Date.

      "Subordinated Debt Issuer" means SINA, SIHL and (if and when
       ------------------------
applicable), each other Guarantor that may after the date hereof incur or issue any Subordinated Debt.

      "Subordinated Noteholder" means, at any time, any holder of a
       -----------------------
Subordinated Note.

      "Subordinated Note Indenture" means, collectively, (i) the Existing
       ---------------------------
Indentures and (ii) each other Indenture, note purchase agreement or other agreement evidencing the terms or agreements relating to Subordinated Debt, if any, to be executed and delivered by SIHL or a wholly-owned Subsidiary in connection with the incurrence by SIHL or a wholly-owned Subsidiary of
Subordinated Debt containing covenants and events of default relating to such
Subordinated Debt which are no more restrictive in any material respect on
SIHL or such wholly-owned Subsidiary, as the case may be, than the comparable provisions of the Existing Indentures and containing subordination provisions relating to such Subordinated Debt which are no less favorable in any material respect to the Agents and the Lenders than those contained in the
Existing Indentures, as each such Subordinated Note Indenture may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms of Section 7.2.13.
             --------------

      "Subordinated Notes" means, collectively, (i) the Existing Subordinated
       ------------------
Notes and (ii) any other subordinated notes, if any, issued pursuant to a
Subordinated Note Indenture, as such Subordinated Notes may be amended, supplemented or otherwise modified from time to time in accordance with
Section 7.2.13.
--------------

      "Subordination Agreement" means a Subordination Agreement executed and
       -----------------------
delivered to the Administrative Agent pursuant to clause (b) of Section 7.2.2
                                                  ----------    -------------
by a Borrower and any Subsidiary of SIHL that makes a loan to a Borrower, in a form satisfactory to the Administrative Agent.

      "Subordination Provisions" is defined in Section 8.1.15.
       ------------------------                --------------

      "Subsidiary" means, with respect to any Person, any corporation,
       ----------
partnership or other entity (whether now or hereafter acquired or existing)
of which more than 50% of the outstanding capital stock, partnership interests or similar interests having ordinary voting power (irrespective of whether at the time capital stock or interests of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

      "Subsidiary Pledge Agreement" means the Subsidiary Pledge Agreement,
       ---------------------------
dated as of the Effective Date, executed and delivered by each Significant
Subsidiary of SIHL pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Subsidiary Security Agreement" means the Security Agreement, dated as
       -----------------------------
of the Effective Date, executed and delivered by each Significant Subsidiary of SIHL pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Taxes" is defined in Section 4.6.
       -----                -----------

      "TCA" means Trading Cove Associates, a Connecticut general partnership.
       ---

      "Title Insurer" means any Person that issues a title insurance policy
       -------------
on any real property on which a Mortgage or a Debenture is placed.

      "Total Leverage Ratio" means, as of the last day of any Fiscal Quarter,
       --------------------
the ratio of (a) Debt outstanding on the last day of such Fiscal Quarter to
                                                                         --
(b) Consolidated EBITDA for the four Fiscal Quarter period then ended;
provided, that in calculating Consolidated EBITDA for such period, any
--------
acquisitions or Dispositions during such period shall have been deemed to have occurred on the first day of such period.

      "Trademark Agreement" means the Trade Name and Trademark Agreement,
       -------------------
dated as of July 3, 2001, by and among SIHL, Sun International Investments
Limited, WGL Group and Sun International Management Limited ("Kersaf"),
pursuant to which the Borrowers and their Subsidiaries will cease using the names "Sun" and "Sun International", and Kersaf will have exclusive rights to use such names.

      "type" means, relative to any Loan, the portion thereof, if any, being
       ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

      "United States" or "U.S." means the United States of America, its fifty
       -------------      ----
States and the District of Columbia.

      "Welfare Plan" means a "welfare plan", as such term is defined in
       ------------
section 3(1) of ERISA.

      "wholly-owned Subsidiary" of any Person means any corporation,
       -----------------------
partnership, association or other business entity of which 100% of the total voting power of shares of stock, partnership interests or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, general partners, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such
Person or one or more of the other wholly-owned Subsidiaries of such Person or a combination thereof.

      "WLG Group" means World Leisure Group Limited, a British Virgin Islands
       ---------
corporation and its Affiliates.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context
                   --------------------
otherwise  requires,  terms for which  meanings are  provided in this  Agreement shall have such meanings when used in the Disclosure  Schedule and in each Note,
Borrowing  Request,  Issuance  Request,   Continuation/Conversion  Notice,  Loan
Document,  notice  and  other  communication  delivered  from  time  to  time in connection with this Agreement or any other Loan Document.

      SECTION 1.3. Cross-References.  Unless otherwise specified,  references in
                   ----------------
this  Agreement  and in each other Loan  Document  to any Article or Section are references  to such  Article  or Section  of this  Agreement  or such other Loan
Document, as the case may be, and, unless otherwise specified, references in any
Article,  Section or definition  to any clause are  references to such clause of such Article, Section or definition.

      SECTION 1.4.  Accounting and Financial  Determinations.  Unless  otherwise
                    ----------------------------------------
specified,  all accounting terms used herein or in any other Loan Document shall be interpreted,  all accounting  determinations  and  computations  hereunder or thereunder  (including  under  Section  7.2.4) shall be made,  and all financial
                               --------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those U.S. generally accepted  accounting  principles  ("GAAP")
                                                                          ----
applied in the  preparation of the financial  statements  referred to in Section
                                                                         -------
6.5. If any preparation in the financial  statements  referred to in Section 6.5
---                                                                  -----------
or Section 7.1.1 hereafter occasioned by the promulgation of rules, regulations,
   -------------
pronouncements and opinions by or required by the Financial Accounting Standards
Board or the American  Institute of Certified Public  Accountants (or successors thereto or agencies with similar  functions)  result in a change in any results, amounts,  calculations,  ratios, standards or terms found in this Agreement from those which would be derived or be  applicable  absent  such  changes,  SIHL may reflect  such  changes in the  financial  statements  required  to be  delivered pursuant to Section 7.1.1, but calculations of financial covenants shall be made
            -------------
without  giving  effect to any such  changes.  Upon the  request  of SIHL or any
Lender the parties hereto agree to enter into negotiations in order to amend the financial covenants and other terms of this Agreement if there occur any changes in GAAP that have a material effect on the financial  statements of the SIHL, so as to equitably  reflect such changes with the desired  result that the criteria for evaluating SIHL's financial condition and such other terms shall be the same in all material respects after such changes as if the changes had not been made.

                                   ARTICLE II

                      COMMITMENTS, BORROWING PROCEDURES,
                         NOTES AND LETTERS OF CREDIT

      SECTION 2.1. Amendment and Restatement; Commitments. The Borrowers
                   --------------------------------------
(subject to the terms of this Agreement) and the Lenders (including certain
Existing Lenders), the Administrative Agent, the Co-Syndication Agents, the
Co-Documentation Agents and the Issuer hereby agree that the Existing Credit
Agreement is hereby amended and restated in its entirety to become effective and binding on the Borrowers and the Lenders (including certain Existing
Lenders), the Administrative Agent, the Co-Syndication Agents, the
Co-Documentation Agents and the Issuer pursuant to the terms of this
Agreement, and the Existing Credit Agreement is hereby amended and restated
in its entirety to read as set forth in this Agreement; and the commitments which certain Existing Lenders have agreed to extend to the Borrowers under the Existing Credit Agreement shall be extended or advanced to the Borrowers upon the amended and restated terms and conditions contained in this
Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses, and indemnification provisions, accrued and owing under the terms of the Existing Credit Agreement, on or prior to the date hereof or arising
(in the case of an indemnification) under the terms of the Existing Credit
Agreement); provided that any Rate Protection Agreements with any one or more
            --------
Existing Lenders (or their respective Affiliates) shall continue unamended and in full force and effect.  In furtherance of the foregoing, on the terms and subject to the conditions of this Agreement (including Article V),
                                                           ---------

            (a) each  Lender  severally  agrees to make  Loans  pursuant  to the
      Commitments described in Section 2.1.1; and
                               -------------

            (b) the Issuer agrees that it will issue Letters of Credit  pursuant
      to  Section  2.1.2,   and  each  Lender  severally  agrees  that  it  will
          --------------
      participate in such Letters of Credit in accordance with Section 2.6.1.
                                                               -------------

      SECTION 2.1.1. Commitment of Each Lender. From time to time on any
                     -------------------------
Business Day occurring prior to the Commitment Termination Date, each Lender will, subject to the terms of this Agreement, make loans (relative to such
Lender, and of any type, its "Loans") to a Borrower equal to such Lender's
                              -----
Percentage of the aggregate amount of the Borrowing requested by such
Borrower to be made on such day.  The commitment of each Lender described in this Section 2.1.1 is herein referred to as its "Commitment".  On the terms
     -------------                               ----------
and subject to the conditions hereof, the Borrowers may from time to time borrow, prepay and reborrow Loans; provided, however, that notwithstanding
                                   --------  -------
any provision in this Agreement to the contrary, the Lenders and the Issuer shall not be obligated to make Credit Extensions to SIHL in an aggregate amount in excess of $30,000,000.

      SECTION 2.1.2. Letter of Credit Commitment. From time to time on any
                     ---------------------------
Business Day occurring prior to the Commitment Termination Date, the Issuer will, subject to the terms of this Agreement,

            (a) issue one or more  letters of credit (a "Letter of Credit")  for
                                                         ----------------
      the account of a Borrower or a Guarantor in the Stated Amount requested by
      SIHL on such day; or

            (b) extend the Stated  Expiry Date of an  existing  Letter of Credit previously  issued  hereunder  to a date not later than the earlier of (x)
      the  Commitment  Termination  Date and (y) one year  from the date of such extension.

      SECTION 2.1.3.  Lenders Not Permitted or Required to Make Loans.  No Lender
                      -----------------------------------------------
shall be permitted or required to make any Loan if, after giving effect thereto, such Lender's Percentage of all Loans and Letter of Credit
Outstandings would exceed such Lender's Percentage of the Commitment Amount or if the aggregate outstanding principal amount of all Loans and Letter of
Credit Outstandings

            (a) of all Lenders would exceed the Commitment Amount; or

            (b) to a  particular  Borrower  would  exceed the maximum  aggregate amount  of  Credit  Extensions  set  forth in  Section  2.1.1  that can be
                                                     --------------
      extended to such Borrower.

      SECTION 2.1.4. Issuer Not Permitted or Required to Issue Letters of
                     -----------------------------------------------------
Credit.  The Issuer shall not be permitted or required to issue any Letter of
------
Credit if, after giving effect thereto,

            (a) the aggregate amount of all Letter of Credit  Outstandings would exceed the Letter of Credit Commitment Amount;

            (b)  the  sum of  the  aggregate  amount  of all  Letter  of  Credit
      Outstandings  plus  the  aggregate  principal  amount  of all  Loans  then outstanding would exceed the Commitment Amount then in effect; or

            (c) the provisions of Section 2.1.1 would not be complied with.
                                  -------------

      SECTION 2.2. Reduction/Increase of Commitment Amount. The Commitment
                   ---------------------------------------
Amount is subject to (i) reduction from time to time pursuant to
Sections 2.2.1 and 2.2.2 and (ii) increase from time to time pursuant to
--------------     -----
Section 2.2.3.

      SECTION 2.2.1. Optional Reduction. SIHL may, from time to time on any
                     ------------------
Business Day, voluntarily reduce the Commitment Amount and such voluntary
Commitment reductions shall be binding on all Borrowers; provided, however,
                                                         --------  -------
that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000.

      SECTION 2.2.2. Mandatory Reduction. The Commitment Amount shall be
                     -------------------
automatically and permanently reduced on the date that is 300 days following the occurrence of an Asset Sale by the amount of the Net Cash Proceeds (as such terms are defined in the Existing Indentures), if any, that would be required to be applied as the Asset Sale Offer Amount under the terms of the
Existing Indentures.

      SECTION 2.2.3. Optional Increase. (a) Provided that no Default or Event
                     -----------------
of Default then exists, SIHL may on any Business Day prior to the Commitment
Termination Date, request from time to time in writing that the then effective Commitment Amount be increased by an aggregate amount not to exceed
$150,000,000.  Any request under this Section to increase the Commitment
Amount shall be submitted by the Borrowers to the Administrative Agent, specify the proposed effective date (which date shall be not less than 5 days after the date of such request) and specify the amount of such increase
(which shall be in integral multiples of $1,000,000).  No Lender shall have any obligation, express or implied, to offer to increase its Commitment.
Only the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and those Lenders agreeing to increase their
Commitments (the "Increasing Lenders") shall be required for an increase in
                  ------------------
the Commitment Amount pursuant to this Section.

            (b) The Borrowers may accept some or all of the offered amounts from the then-current Lenders or designate new lenders which qualify as Eligible
      Assignees and are reasonably acceptable to the Administrative Agent and the Issuer as additional Lenders hereunder (each, an "Additional
                                                            -----------
      Increasing Lender"), which Additional Increasing Lenders may assume all
      -----------------
      or a portion of the increase in the applicable Commitment Amount.  The
      Administrative Agent and SIHL shall have discretion to adjust the allocation of the increased Commitment Amount among Increasing Lenders and Additional Increasing Lenders.  Each Additional Increasing Lender
      shall become an additional party hereto as an Additional Increasing
      Lender concurrently with the effectiveness of the proposed increase in the applicable Commitment Amount upon its execution of an instrument of joinder to this Agreement which is in form and substance reasonably acceptable to the Administrative Agent and which, in any event, contains the representations, warranties, indemnities and other protections afforded to the Administrative Agent and the other Lenders.

            (c)   Subject to the foregoing, any increase requested by SIHL shall be effective as of the date proposed by SIHL and shall be in the principal amount equal to (i) the amount which Increasing Lenders are willing to assume as increases to the amount of their Commitments plus (ii) the
                                                             ----
      amount offered by any Additional Increasing Lenders.  Upon the effectiveness of any such increase, if requested by the applicable
      Lender, the Borrowers shall issue replacement Notes to each Increasing
      Lender and new Notes to each Additional Increasing Lender, and the applicable Percentages of each Lender will be adjusted to give effect to the increase in the applicable Commitment Amount.  To the extent that the adjustment of Percentages results in loss or expenses to any
      Lender as a result of the prepayment of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, the Borrowers shall be responsible for such loss or expenses pursuant to Section 4.4.
                  -----------

      SECTION 2.3. Borrowing Procedure. By delivering a Borrowing Request to
                   -------------------
the Administrative Agent on or before 12:00 noon, New York time, on a
Business Day, a Borrower may from time to time irrevocably request, on not less than one, in the case of Base Rate Loans, or three, in the case of LIBO
Rate Loans, nor (in either case), more than five Business Days' notice, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $1,000,000, or in the unused amount of the Commitments.  On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request (the "Funding Date").  On or before
                                          ------------
11:00 a.m., New York time, on such Funding Date, each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such
Lender's Percentage of the requested Borrowing.  Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders.  Unless the Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such
Lender does not intend to make available to the Administrative Agent the amount of such Lender's Loan requested on such Funding Date, the
Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Funding Date and the
Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the Borrowers a corresponding amount on such Funding
Date.  If such corresponding amount is not in fact made available to
Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by
Administrative Agent for the correction of errors among banks for three
Business Days and thereafter at the Alternate Base Rate.  If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefore, the Administrative Agent shall promptly notify the
Borrowers and the Borrowers shall within five Business Days pay such corresponding amount to the Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for
Base Rate Loans.  Nothing in this Section shall be deemed to relieve any
Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by such Lender hereunder.  No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any
Loan.

      SECTION 2.4. Continuation and Conversion Elections. By delivering a
                   -------------------------------------
Continuation/Conversion Notice to the Administrative Agent on or before
11:00 a.m., New York time, on a Business Day, a Borrower may from time to time irrevocably elect, on not less than three nor more than five Business
Days' notice that all, or any portion in an aggregate minimum amount of
$1,000,000 and an integral multiple of $1,000,000, of any Loans made to it be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a
LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion
Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such
LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate
Loan); provided, however, that (i) each such conversion or continuation shall
       --------  -------
be made pro rata among the applicable outstanding Loans of all Lenders, and
(ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Event of Default has occurred and is continuing.

      SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its
                   -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan;
provided, however, that such LIBO Rate Loan shall nonetheless be deemed to
--------  -------
have been made and to be held by such Lender, and the obligation of the
Borrowers, to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility.  In addition, each Borrower and each Lender hereby consents and agrees that, for purposes of any determination to be made for purposes of
Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each
-----------  ---  ---    ---
Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

      SECTION 2.6. Issuance Procedures. By delivering to the Administrative
                   -------------------
Agent an Issuance Request on or before 11:00 a.m., New York City time, on a
Business Day, SIHL may, from time to time irrevocably request, on not less than five Business Days' notice, in the case of an initial issuance of a
Letter of Credit, and not less than five Business Days' notice prior to the existing Stated Expiry Date (or, if a Letter of Credit has an automatic extension provision, at least five Business Days' notice prior to the date that such Letter of Credit will, by its terms, be extended or, if earlier, the date on which a notice from the Issuer is required to be delivered to the beneficiary of the Letter of Credit informing the beneficiary that the Letter of Credit will not be extended) in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, a Letter of Credit in
Dollars or a Foreign Currency (provided, that the Dollar Equivalent of the
                               --------
aggregate amount of Foreign Currency Letters of Credit shall not exceed the
Foreign Currency Letter of Credit Commitment Amount) in such form as may be requested by SIHL and approved by the Issuer, solely for the purposes described in Section 7.1.9.  Each Letter of Credit shall by its terms be
             -------------
stated to expire on a date (its "Stated Expiry Date") no later than the
                                 ------------------
earlier to occur of (i) the Commitment Termination Date or (ii) one year from the date of its issuance.  The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

      SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each
                     ----------------------------
Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender shall be deemed to have irrevocably purchased, to the extent of its Percentage, a participation interest in such Letter of Credit
(including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Lender shall, to the extent of its Percentage, be responsible for reimbursing promptly (and in any event within three Business
Days following the Disbursement Date) the Issuer for Reimbursement
Obligations arising under the Letter of Credit issued by the Issuer which have not been reimbursed by the Borrowers in accordance with Section 2.6.3.
                                                             -------------
In addition, such Lender shall, to the extent of its Percentage, be entitled to receive (i) a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.2 with respect to each Letter of Credit (other than
            -------------
the issuance fees payable to the Issuer with respect to such Letter of Credit pursuant to the last sentence of Section 3.3.2) and (ii) from the date that
                                 -------------
such Lender has reimbursed the Issuer in accordance with the first sentence of this Section, (A) the interest payable pursuant to Section 2.6.2 and, if
                                                      -------------
applicable, (B) the interest payable pursuant to Section 3.2.2 with respect
                                                 -------------
to any Reimbursement Obligation not paid when due.  To the extent that any
Lender has reimbursed the Issuer for a Disbursement as required by this
Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from a Borrower or otherwise) in respect of such Disbursement.

      SECTION 2.6.2. Disbursements. The Issuer will notify SIHL and the
                     -------------
Administrative Agent promptly of the presentment for payment of any Letter of
Credit issued by the Issuer, together with notice of the date (the
"Disbursement Date") such payment shall be made (each such payment, a
------------------
"Disbursement").  Subject to the terms and provisions of such Letter of
-------------
Credit and this Agreement, the Issuer shall make such Disbursement to the beneficiary (or its designee) of such Letter of Credit.  Prior to 5:00 p.m.,
New York City time, on the Disbursement Date, the Borrowers will (or any one of them) reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit
(in the currency in which such Disbursement was made), together with interest thereon (in the currency in which such Disbursement was made) at a rate per annum equal to the rate then in effect for Base Rate Loans (with the then
Applicable Margin for Loans accruing on such amount) for the period from the
Disbursement Date through the date of such reimbursement.  Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, each Borrower hereby acknowledges and agrees that it shall be jointly and severally obligated to reimburse the Issuer upon each Disbursement of a
Letter of Credit (including Letters of Credit issued for the account of the other Borrowers or a Guarantor), and each Borrower shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is such Borrower or a Guarantor).

      SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement
                     -------------                     --------------
Obligation") of each Borrower under Section 2.6.2 to reimburse the Issuer
----------                          -------------
with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrowers to reimburse the Issuer, each Lender's obligation under Section 2.6.1 to reimburse the Issuer, shall be absolute and
      -------------
unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Borrower, any Obligor or such
Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the
Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying
                                       --------  -------
in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of any Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful
Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

      SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the
                     --------------------
continuation of any Default of the type described in Section 8.1.9 or, with
                                                     -------------
notice from the Administrative Agent, upon the occurrence and during the continuation of any other Event of Default,

            (a) an  amount  equal  to  that  portion  of all  Letter  of  Credit
      Outstandings  attributable  to the then aggregate  amount which is undrawn and available under all Letters of Credit issued and outstanding hereunder shall,  without  demand upon or notice to any Borrower,  be deemed to have been paid or disbursed,  in the applicable currency or currencies,  by the
      Issuer under such Letters of Credit  (notwithstanding that such amount may not in fact have been so paid or disbursed); and

            (b) upon notification by the  Administrative  Agent to the Borrowers
      of  their  obligations   under  this  Section,   the  Borrowers  shall  be
      immediately  obligated to reimburse the Issuer for the amount,  and in the currency, deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrowers pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security pursuant to a cash collateral agreement in form and substance satisfactory to the Administrative Agent for the Obligations in connection with the Letters of Credit issued by the Issuer.  At such time when the
Defaults or Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to SIHL all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the partial satisfaction of such Obligations.

      SECTION 2.6.5. Nature of Reimbursement  Obligations.  Each Borrower,
                     ------------------------------------
each other Obligor and, to the extent set forth in Section 2.6.1, each Lender
                                                   -------------
shall assume all risks of the acts, omissions or misuse of any Letter of
Credit by the beneficiary thereof.  The Issuer shall not be (except to the extent of its own gross negligence or willful misconduct) responsible for:

            (a) the form, validity, sufficiency,  accuracy, genuineness or legal effect of any Letter of Credit or any  document  submitted by any party in connection  with the  application  for and issuance of a Letter of Credit, even if it  should  in fact  prove to be in any or all  respects  invalid, insufficient, inaccurate, fraudulent or forged;

            (b) the form, validity, sufficiency,  accuracy, genuineness or legal effect of any  instrument  transferring  or  assigning  or  purporting  to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

            (c) the failure of the  beneficiary  of a Letter of Credit to comply fully with  conditions  required in order to demand payment under a Letter of Credit;

            (d) errors,  omissions,  interruptions  or delays in transmission or delivery of any messages, by mail, cable,  telegraph,  telex or otherwise;
      or

            (e) any  loss or  delay  in the  transmission  or  otherwise  of any document or draft required in order to make a Disbursement  under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender.  In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in connection with such
Letter of Credit in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Borrower and each other
Obligor and each such Lender, and shall not put the Issuer under any resulting liability to any Borrower, any Obligor or any such Lender, as the case may be.

      SECTION 2.6.6. Dollar Equivalent Determinations. For purposes of
                     --------------------------------
determining the amount of Foreign Currency Letter of Credit Outstandings and for purposes of calculating fees payable under Section 3.3.2 with respect to
                                               -------------
Foreign Currency Letter of Credit Outstandings, the principal amount of such
Foreign Currency Letter of Credit Outstandings shall be deemed to be, as of any date of determination, the Dollar Equivalent thereof at such date.  The initial Dollar Equivalent of any Foreign Currency Letter of Credit shall be determined by the Administrative Agent and/or the Issuer, as the case may be, on the date of issuance thereof.  If a Disbursement is made by the Issuer under any Foreign Currency Letter of Credit, the Dollar Equivalent of such
Disbursement shall be determined by the Issuer on the Disbursement Date related thereto, and the Issuer shall notify the Administrative Agent and the applicable Borrower promptly of such Dollar Equivalent.

      SECTION 2.7. Currency  Fluctuation,  etc. Not later than 12:00 p.m.,
                   ---------------------------
New York time, on each Quarterly Payment Date, the Administrative Agent shall determine the Dollar Equivalent as of such Quarterly Payment Date with respect to each Foreign Currency for which there are at such time outstanding
Foreign Currency Letters of Credit or in respect thereof (after giving effect to any Loans to be made or repaid or Letters of Credit to be issued or
Reimbursement Obligations to be repaid on such date).  The Dollar Equivalent so determined shall become effective on the first Business Day immediately following the relevant Quarterly Payment Date (a "Reset Date") and shall
                                                  ----------
remain effective until the next succeeding Reset Date.

      SECTION 2.8.  Notes.  Each Borrower agrees that, upon the request to
                    -----
the Administrative Agent by any Lender, each such Borrower will execute and deliver to such Lender a Note payable to the order of such Lender in a maximum principal amount equal to the amount of Credit Extensions that can be made to a particular Borrower, which shall, in the aggregate, equal such
Lender's Percentage of the original Commitment Amount.  Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date
                                                         ----- ----
of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby.  Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided,
                                                               --------
however, that the failure of any Lender to make any such notations shall not
-------
limit or otherwise affect any Obligations of any Borrower or any other
Obligor.

      SECTION 2.9. Register. Each Borrower hereby designates the
                   --------
Administrative Agent to serve as such Borrower's agent, solely for the purpose of this Section 2.9, to maintain a register (the "Register") on which
                -----------                               --------
the Administrative Agent will record each Lender's Commitment, each Lender's
Percentage, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the
Administrative Agent shall retain a copy of each Assignment and Assumption
Agreement delivered to the Administrative Agent pursuant to Section 10.11.1.
                                                            ---------------
Failure to make any recordation, or any error in such recordation, shall not affect any Borrower's obligation in respect of such Loans.  The entries in the Register shall be conclusive, in the absence of manifest error, and the
Borrowers, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and, as provided in Section 2.7, the Note evidencing
                                          -----------
such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary.

                                  ARTICLE III

                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

      SECTION 3.1.  Repayments and Prepayments.  Each Borrower shall repay
                    --------------------------
in full the unpaid principal amount of its Loans upon the Stated Maturity Date.
Prior thereto, the Borrowers may (or shall, as applicable), make the repayments and prepayments set forth below.

            (a) Each Borrower may, from time to time on any Business Day, make a voluntary  prepayment,  in whole or in part, of the outstanding  principal amount of any of its Loans,  and such  Borrower  may select  whether  such prepayment  shall be allocated to the Base Rate Loans,  LIBO Rate Loans or both (and the amounts so allocated to each); provided, however, that
                                                   --------  -------

                  (i) any such prepayment shall be made first to Base Rate Loans to the full extent thereof before application to LIBO Rate Loans, in each case in a manner  which  minimizes  the amount of any  payments required  to be made  to the  Borrowers  pursuant  to  Section  4.4;
                                                                   ------------

                  (ii) all such voluntary prepayments shall require at least one but no more than five  Business  Days' prior  written  notice to the
            Administrative Agent; and

                  (iii) all such voluntary  partial  prepayments  shall be in an aggregate  minimum amount of $1,000,000 and an integral  multiple of
            $1,000,000.

            (b) The  Borrowers  shall,  on each date when any  reduction  in the
      Commitment  Amount shall become effective,  including  pursuant to Section
                                                                         -------
      2.2, make a mandatory  prepayment of the Loans made to it, and if required
      ---
      deliver cash  collateral for Letter of Credit  Outstandings,  equal to the excess, if any, of the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings over the Commitment Amount as so reduced and, as so reduced, applicable to such Borrower.

            (c) The Borrowers  shall,  immediately  upon any acceleration of the
      Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3,
                                                    -----------    -----------
      repay all of their Loans, unless, pursuant to Section 8.3, only a
                                                    -----------
      portion of all Loans is so accelerated.

            (d) The Borrowers  shall,  on each Quarterly  Payment Date,  deliver cash collateral for Foreign  Currency Letters of Credit in an amount equal to the excess,  if any, of the Dollar  Equivalent of all Foreign  Currency
      Letter of Credit  Outstandings over 105% of the Foreign Currency Letter of
      Credit Commitment Amount.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.  No voluntary
                                                 -----------
prepayment of principal of any Loans shall cause a reduction in the
Commitment Amount.

      SECTION  3.2.  Interest  Provisions.  Interest  on  the  outstanding
                     --------------------
principal amount of Loans shall accrue and be payable in accordance with this
Section 3.2.
-----------

      SECTION 3.2.1.  Rates.  Pursuant to an appropriately  delivered  Borrowing
                      -----
Request  or  Continuation/Conversion  Notice,  a  Borrower  may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

            (a) on that  portion  maintained  from  time to time as a Base  Rate
      Loan,  equal to the sum of the  Alternate  Base  Rate from time to time in effect plus the Applicable Margin; and

            (b) on that  portion  maintained  as a LIBO Rate Loan,  during  each
      Interest  Period  applicable  thereto,  equal to the sum of the LIBO  Rate
      (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such
Interest Period at the interest rate determined as applicable to such LIBO
Rate Loan.

      SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of
                     -------------------
any  Loan  is due  and  payable  (whether  on the  Stated  Maturity  Date,  upon acceleration or otherwise), or after any other monetary Obligation of a Borrower shall have become due and  payable,  such  Borrower  shall pay,  but only to the extent  permitted by law,  interest  (after as well as before  judgment) on such amounts at a rate per annum  equal to the  Alternate  Base Rate plus the highest
Applicable  Margin for Base Rate Loans then listed within such definition plus a margin of 2%.

      SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be
                     -------------
payable, without duplication:

            (a) on the Stated Maturity Date therefor;

            (b) with  respect to LIBO Rate Loans,  on the date of any payment or prepayment,  in whole or in part,  of principal  outstanding  on such LIBO
      Rate Loans;

            (c) with respect to Base Rate Loans, on each Quarterly  Payment Date occurring after the date of the initial Borrowing hereunder;

            (d) with respect to LIBO Rate Loans, the last day of each applicable
      Interest  Period (and, if such Interest  Period shall exceed three months, on the third month anniversary of such Interest Period); and

            (e)  on  that  portion  of  any  Loans  the  maturity  of  which  is accelerated  pursuant to Section 8.2 or Section 8.3, immediately upon such
                               -----------    -----------
      acceleration.

Interest accrued on Loans or other monetary Obligations arising under this
Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise)
shall be payable upon demand.

      SECTION 3.3. Fees.  SIHL agrees to pay the fees set forth in this
                   ----
Section 3.3.  All such fees shall be non-refundable.
-----------

      SECTION 3.3.1. Commitment Fee.  SIHL agrees to pay to the Administrative
                     --------------
Agent for the account of each Lender for the period (including any portion thereof when its Commitment is suspended by reason of any Borrower's inability to satisfy any condition of Article V) commencing on the Effective
                                      ---------
Date and continuing through the Commitment Termination Date, a commitment fee at the rate of the Applicable Commitment Fee Rate per annum, in each case on such Lender's Percentage of the average daily unused portion of the
Commitment Amount (net of Letter of Credit Outstandings).  Such commitment fees shall be payable by SIHL, in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the
Commitment Termination Date.

      SECTION 3.3.2. Letter of Credit Fee.  SIHL agrees to pay to the
                     --------------------
Administrative Agent, for the pro rata account of the Issuer and each other
                              --- ----
Lender, a Letter of Credit fee, in Dollars, in an amount equal to the then
Applicable Margin for LIBO Rate Loans, multiplied by the average daily undrawn Stated Amount (or the Dollar Equivalent thereof with respect to
Foreign Currency Letters of Credit) of all Letters of Credit outstanding during the applicable period, with such fees being payable quarterly in arrears on each Quarterly Payment Date (or more frequently if requested by the Administrative Agent).  SIHL further agrees to pay to the Issuer an issuance fee in an amount, in Dollars, equal to 1/4 of 1% per annum of the
Stated Amount (or the Dollar Equivalent thereof with respect to Foreign
Currency Letters of Credit) of the Letter of Credit issued by the Issuer thereof, with such fees being payable quarterly in arrears on each Quarterly
Payment Date (or more frequently if requested by the Administrative Agent).

      SECTION 3.3.3. Other Fees.  The Borrowers agree to pay to each Lender for
                     ----------
its own account upfront fees in such amounts and on such dates as the
Borrowers and such Lender have agreed to.

      SECTION 3.4. Guaranty Provisions.  Each Borrower hereby jointly and
                   -------------------
severally irrevocably guarantees the payment of all Obligations as set forth in this Section 3.4.
        -----------

      SECTION 3.4.1. Guaranty.  Each Borrower hereby absolutely, unconditionally
                     --------
and irrevocably jointly and severally

            (a)  guarantees the full and punctual  payment when due,  whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise,  of all  Obligations  of the other  Borrowers and each other
      Obligor,  whether for  principal,  interest,  fees,  expenses or otherwise
      (including  all such amounts  which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy
      Code, 11 U.S.C.ss.362(a),  and the operation of Sections 502(b) and 506(b)
      of the United States  Bankruptcy Code, 11  U.S.C.ss.502(b)  andss.506(b));
      and

            (b) indemnifies and holds harmless each Lender Party and each holder of a Note  for  any and  all  costs  and  expenses  (including  reasonable attorneys'  fees  and  expenses)  incurred  by such  Lender  Party or such holder, as the case may be, in enforcing any rights under Section 3.4;
                                                                -----------

provided that in the case of the guaranty of a Borrower of the Obligations of
--------
other than its direct or indirect Subsidiaries, such guaranty shall be limited to the maximum amount that can be guaranteed without rendering such guaranty unenforceable under fraudulent conveyance or similar laws.  This guaranty and the provisions of this Section 3.4 constitutes a guaranty of
                                    -----------
payment when due and not of collection, and each Borrower specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrowers or any other Obligor (or any other Person) before or as a condition to the obligations of such Borrower hereunder.  Each Borrower acknowledges and agrees that it shall be jointly and severally liable for the
Obligations arising under Letters of Credit issued for Subsidiaries of SIHL, notwithstanding that such Borrower is not the account party of any particular
Letter of Credit.

      SECTION 3.4.2. Acceleration of Guaranty.  Each Borrower agrees that, in
                     ------------------------
the event of a Default of the type set forth in Section 8.1.9 and if such
                                                -------------
event shall occur at a time when any of the Obligations of the other
Borrowers and each other Obligor may not then be due and payable, such
Borrower will pay to the Administrative Agent for the account of the Lender
Parties forthwith the full amount which would be payable hereunder by such
Borrower or Obligor if all such Obligations were then due and payable.

      SECTION 3.4.3. Guaranty Absolute, etc.  Section 3.4 shall in all respects
                     -----------------------  -----------
be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the
Borrowers and each other Obligor have been paid in full, all obligations of each Borrower hereunder shall have been paid in full and all Commitments shall have terminated.  Each Borrower guarantees that the Obligations of the other Borrowers and each other Obligor will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any
Lender Party with respect thereto.  The liability of each Borrower under
Section 3.4 shall be absolute, unconditional and irrevocable irrespective of:
-----------

            (a)  any  lack  of  validity,  legality  or  enforceability  of this
      Agreement or any other Loan Document;

            (b) the failure of any Lender Party

                  (i) to assert any claim or demand or to  enforce  any right or remedy  against any other  Borrower,  any other Obligor or any other
            Person  (including  any other  guarantor)  under Section 3.4 of this
                                                             -----------
            Agreement, any other Loan Document or otherwise, or

                  (ii) to  exercise  any  right  or  remedy  against  any  other guarantor of, or collateral  securing,  any Obligations of any other
            Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the other Borrowers or any other  Obligor,  or any other  extension,  compromise  or  renewal  of any
      Obligation of any other Borrower or any other Obligor;

            (d) any  reduction,  limitation,  impairment or  termination  of the
      Obligations  of any other  Borrower  or any other  Obligor for any reason,
      including  any  claim  of  waiver,  release,   surrender,   alteration  or
      compromise,  and shall not be subject to (and each Borrower  hereby waives any right to or claim of) any defense or setoff, counterclaim,  recoupment or  termination  whatsoever  by  reason  of  the  invalidity,  illegality, nongenuineness,  irregularity,  compromise,  unenforceability  of,  or any other  event  or  occurrence  affecting,  the  Obligations  of  any  other
      Borrower, any other Obligor or otherwise;

            (e) any amendment to, rescission,  waiver, or other modification of, or any consent to departure  from,  any of the terms of this  Agreement or any other Loan Document;

            (f) any addition,  exchange, release, surrender or non-perfection of any  collateral,  or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note  securing  any of the  Obligations  of any other
      Borrower or any other Obligor; or

            (g) any  other  circumstance  which  might  otherwise  constitute  a defense  available  to, or a legal or  equitable  discharge  of, any other
      Borrower, any other Obligor, any surety or any guarantor.

      SECTION 3.4.4. Reinstatement, etc.  Each Borrower agrees that Section 3.4
                     -------------------                            -----------
shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any other
Borrower, any other Obligor or otherwise, all as though such payment had not been made.

      SECTION 3.4.5. Waiver, etc.  Each Borrower hereby waives  promptness,
                     ------------
diligence, notice of acceptance and any other notice with respect to any of the Obligations of any other Borrower or any other Obligor and Section 3.4
                                                               -----------
and any requirement that any Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any other
Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any other
Borrower or any other Obligor, as the case may be.

      SECTION 3.4.6. Postponement of Subrogation, etc.  No Borrower will
                     ---------------------------------
exercise any rights which it may acquire by way of rights of subrogation under Section 3.4, by any payment made hereunder or otherwise, until the
      -----------
prior payment, in full and in cash, of all Obligations of the Borrowers and each other Obligor.  Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full of all Obligations of the
Borrowers and each other Obligor shall be held in trust for the benefit of the Lender Parties and shall immediately be paid to the Administrative Agent and credited and applied against the Obligations of the Borrowers and each other Obligor, whether matured or unmatured, in accordance with the terms hereof; provided, however, that if (a) any Borrower has made payment to the
        --------  -------
Lender Parties and each holder of a Note of all or any part of the
Obligations of any other Borrower or any other Obligor, and (b) all
Obligations have been paid in full and all Commitments have been permanently terminated, each Lender Party agrees that, at such Borrower's request, the
Administrative Agent, on behalf of the Lender Parties, will execute and deliver to such Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Borrower of an interest in the Obligations of such other Borrower and each other Obligor resulting from such payment by the Borrower paying any such amount.  In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against the other Borrowers or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the provisions of Section 3.4 to any Lender Party.
                                      -----------

                                   ARTICLE IV

                    CERTAIN LIBO RATE AND OTHER PROVISIONS

      SECTION 4.1. LIBO Rate Lending Unlawful.  If any Lender shall determine
                   --------------------------
(which determination shall, so long as such Lender shall then be taking the same action with respect to all other similar loans it may have outstanding to other borrowers, upon notice thereof to the Borrowers and the Lenders, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon notice of such determination to the Borrowers and Administrative Agent, forthwith be suspended until such
Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.  Any
Lender affected by such event or condition shall use its commercially reasonable efforts (including to change its applicable lending office with respect to some or all of its LIBO Rate Loans) to avoid the effect of such event or condition, so long as such Lender will not be materially disadvantaged and such change is not inconsistent with such Lender's internal policies.

      SECTION 4.2.  Deposits Unavailable. If the Administrative Agent shall
                    --------------------
have determined that (a) dollar deposits in the relevant amount and for the relevant Interest Period are not available to CIBC in its relevant market, or
(b) by reason of circumstances affecting CIBC's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to
LIBO Rate Loans, then, so long as the Administrative Agent shall then be taking the same action with respect to all other similar loans it may have outstanding to other borrowers, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section
                                                                    --------
2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans
---     -----------
into, LIBO Rate Loans shall forthwith be suspended until the Administrative
Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

      SECTION 4.3.  Increased LIBO Rate Loan Costs, etc.  Provided that each
                    ------------------------------------
Lender requesting reimbursement under this Section 4.3 is then taking the
                                           -----------
same action with respect to all other similar loans it has outstanding to other borrowers of a class similar to the Borrowers (including as to the aggregate amount of credit extensions made to such other borrowers), the
Borrowers agree to reimburse each Lender for any increase in the cost to such
Lender of, or any reduction in the amount of any sum receivable by such
Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans caused by the imposition of any reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements)
required by any central bank, regulator or other governmental authority
(including the Bank of England) having authority over any Lender, in each case to the extent not already specifically addressed by the provisions of the definition of "LIBOR Reserve Percentage", except as to any increased cost or reduced amount that results from the imposition of Taxes (liability for which is determined pursuant to Section 4.6).  The Lender requesting
                                -----------
reimbursement under this Section shall promptly notify the Administrative
Agent and SIHL in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount.  Such additional amounts shall be payable by the Borrowers directly to such Lender within ten days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the
Borrowers; provided, however, that the Borrowers shall have no obligation to
           --------  -------
make any payment to any Lender under this Section 4.3 unless SIHL receives notice of such increased costs or reduced amounts within six months after they are incurred or realized.  Any Lender claiming any amounts payable pursuant to this Section shall use its commercially reasonable efforts
(including to change its applicable lending office with respect to some or all of its LIBO Rate Loans) in order to avoid the need for or reduce the amount of any such additional amounts that would thereafter accrue, so long as such Lender will not be materially disadvantaged and such change is not inconsistent with such Lender's internal policies.

      SECTION 4.4.  Funding Losses.  In the event any Lender shall incur any
                    --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such
Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of,

            (a) any  conversion  or repayment  or  prepayment  of the  principal amount of any LIBO Rate Loans on a date other than the scheduled  last day of the Interest Period applicable thereto, whether pursuant to Section 3.1
                                                                     -----------
      or otherwise,  including  all such loss or expense  arising as a result of the provisions of Section 4.11;
                        ------------

            (b) the  Borrowers'  failure  to  borrow  any  LIBO  Rate  Loans  in accordance with the Borrowing Request therefor; or

            (c) any Loans not being  continued as, or converted  into, LIBO Rate
      Loans in accordance with the  Continuation/Conversion  Notice therefor due to the Borrowers' action or inaction,

then, upon the written notice of such Lender to SIHL (with a copy to the
Administrative Agent), the Borrowers shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense.  Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

      SECTION 4.5.  Increased Capital Costs.  If any change in, or the
                    -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request
(whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made, or the Letters of Credit issued or participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case so long as such Lender shall then be taking the same action with respect to all other similar loans it may have outstanding to other borrowers, within ten
Business Days following notice by such Lender to the Borrowers, the Borrowers shall pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return;
provided, however, that the Borrowers shall have no obligation to make any
--------  -------
payment to any Lender under this Section 4.5 unless the Borrowers receive notice of such reduction in rate of return within six months after the reduced rate of return is realized.  A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.  In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.  Any Lender claiming any amounts payable pursuant to this Section shall use its commercially reasonable efforts (including to change its applicable lending office with respect to some or all of its LIBO Rate Loans) to avoid or materially reduce any amounts which the Borrowers are obligated to pay pursuant to this Section 4.5, so long as such Lender will not be materially disadvantaged and such change is not inconsistent with such Lender's internal policies.

      SECTION 4.6.  Taxes.  (a)  All payments by SIHL, each other Borrower or
                    -----
any other Guarantor of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes").  In the event that any withholding
                                 -----
or deduction from any payment to be made by SIHL, each other Borrower or any other Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then SIHL, such Guarantor or such
Borrower (as applicable) will

            (i) pay directly to the relevant  authority the full amount required to be so withheld or deducted;

            (ii)  promptly  forward  to the  Administrative  Agent  an  official
      receipt   or   other   documentation   reasonably   satisfactory   to  the
      Administrative Agent evidencing such payment to such authority; and

            (iii) pay to the Administrative Agent for the account of the Lenders such  additional  amount or amounts as is necessary to ensure that the net amount  actually  received  by each Lender will equal the full amount such
      Lender would have  received  had no such  withholding  or  deduction  been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative
Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and each of SIHL, each other Borrower and each other Guarantor will (without duplication) promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any
Taxes on such additional amount) shall equal the amount such person would have received had such Taxes not been asserted.

            (b) If either SIHL, any other Borrower or any other  Guarantor fails to pay any Taxes when due to the appropriate  taxing authority or fails to remit to the  Administrative  Agent,  for the  account  of the  respective
      Lenders,  the required  receipts or other required  documentary  evidence,
      SIHL,  each other  Guarantor  and each other  Borrower  shall  jointly and severally  indemnify the Lenders for any  incremental  Taxes,  interest or penalties  that may  become  payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the
                                    -----------
      Administrative  Agent or any  Lender to or for the  account  of any Lender shall be deemed a payment by SIHL, such Guarantor and such Borrower.

            (c) Each Lender that is not  organized  under the laws of the United
      States or a State  thereof  shall,  not later  than the first  payment  of interest  or other  amounts  hereunder  to such  Lender,  deliver  to each
      Borrower  and the  Administrative  Agent  two  duly  completed  copies  of
      Internal  Revenue  Service Form W-8BEN (or any  successor  form)  claiming complete  exemption  from U.S.  Federal  withholding  tax on  payments  of interest hereunder;  provided,  however, that in the case of a Lender that
                           --------   -------
      is not legally entitled to deliver such Form (or successor form) as of the date of the first payment of interest or other  amounts  hereunder to such
      Lender,  such Lender  shall  deliver  written  notice of its  inability to provide  such form on such date and no such Lender  shall be  obligated to deliver such Form (or  successor  form) earlier than the date of the first payment of interest or other amounts  hereunder next following the date as of which such Lender  becomes  legally  entitled  to deliver  such Form or successor  form. Each such Lender shall further deliver two duly completed copies of such Form (or  successor  form) prior to the  expiration  of the most recently  delivered  Form. By the delivery of such Form (or successor form), such Lender shall be deemed to have represented that it is entitled to receive payments of interest  hereunder  without the imposition of U.S.
      Federal withholding tax.

            (d) In  addition,  any  Lender  claiming  any  indemnity  payment or additional  amount payable pursuant to this Section shall use commercially
      reasonable  efforts  to  file  any  certificate  or  document   reasonably
      requested by SIHL or to change the jurisdiction of its applicable  lending office if the making of such a filing or change  would  avoid the need for or reduce the amount of any such  indemnity  payment or additional  amount which may thereafter  accrue and such filing or change is not, in the sole determination  of such Lender,  inconsistent  with that Lender's  internal policies.

      SECTION 4.7.  Payments, Computations, etc.  Unless otherwise expressly
                    ----------------------------
provided, all payments by SIHL, each other Borrower and each other Guarantor pursuant to this Agreement or any other Loan Document shall be made by SIHL, such Guarantor and such Borrower (without duplication) to the Administrative
Agent for the pro rata account of the Lenders entitled to receive such
              --- ----
payment.  All such payments required to be made to the Administrative Agent shall be made, without setoff, recoupment, deduction, counterclaim or other defense, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative
Agent shall specify from time to time by notice to the Borrowers.  Funds received after that time shall be deemed to have been received by the
Administrative Agent on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such extension.  The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender.  All interest and fees shall be computed on the basis of the actual number of days
(including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of
360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days).  Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (b) or (c) of the definition of the term
                      ----------    ---
"Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

      SECTION 4.8.  Sharing of Payments.  If any Lender shall obtain any
                    -------------------
payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation
(other than pursuant to the terms of Sections 4.3, 4.4, 4.5 and 4.6) in
                                     ------------  ---  ---     ---
excess of its pro rata share of payments then or therewith obtained by all
              --- ----
Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of
                           --------  -------
the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing
Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a)  the amount of such selling Lender's required repayment to the purchasing Lender to (b)  the total amount so recovered from the
                      --
purchasing Lender), of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  Each of SIHL, each other Borrower and each other Guarantor agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment
(including pursuant to Section 4.9) with respect to such participation as
                       -----------
fully as if such Lender were the direct creditor of SIHL, such Borrower or such Guarantor in the amount of such participation.  If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

      SECTION 4.9.  Setoff.  Each Lender shall, upon the occurrence of any
                    ------
Event of Default described in clauses (a) through (d) of Section 8.1.9 or,
                              -----------         ---    -------------
with the consent of the Required Lenders, upon the occurrence of any other
Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each of SIHL, each other Borrower and each other Guarantor hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or money of each of SIHL, such
Guarantor and such Borrower then or thereafter maintained with such Lender;
provided, however, that any such appropriation and application shall be
--------  -------
subject to the provisions of Section 4.8.  Each Lender agrees promptly to
                             -----------
notify SIHL, such Guarantor or such Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however,
                                                           --------  -------
that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

      SECTION 4.10.  Defaulting Lender.  (a)  Upon any Lender becoming a
                     -----------------
Defaulting Lender, (i) the Administrative Agent shall endeavor to promptly notify each other Lender of the amount owed or potentially owed, as the case may be, by such Defaulting Lender and (ii) the Commitment Amount shall be reduced by an amount equal to the unutilized portion of such Defaulting
Lender's Percentage thereof then in effect (the "Unutilized Portion");
                                                 ------------------
provided, however, that, with the prior written consent of the Administrative
--------  -------
Agent, SIHL may request a non-defaulting Lender to, whereupon such non-defaulting Lender may (in its sole discretion and without the consent of any other Lender), by promptly notifying SIHL and the Administrative Agent, increase its Commitment in an amount equal to the Unutilized Portion, in which case, upon receipt by SIHL and the Administrative Agent of such notice,
(x) the Commitment of such non-defaulting Lender shall be so increased and
(y) the amount of the Commitment Amount then in effect shall be equal to the amount of the Commitment Amount in effect immediately prior to the time such
Defaulting Lender became a Defaulting Lender and (iii) the Percentage of such
Defaulting Lender shall be reduced to zero.

            (b) No  Defaulting  Lender  shall be  entitled  to receive  any fees accrued on and after the date such Lender became a Defaulting Lender.

            (c)  Notwithstanding  anything contained herein to the contrary,  no
      Defaulting  Lender shall be entitled to receive any payments  hereunder on account of any Loans or Notes until all  amounts  that are due and payable with  respect  to any Loans as to which  such  Defaulting  Lender is not a
      Lender or a participant shall have been paid in full.

            (d)  Nothing  in  this  Section  shall  be  deemed  to  release  any
      Defaulting  Lender from fulfilling its obligations under this Agreement or otherwise or to  prejudice  the rights  which SIHL,  the  Borrowers or any other  Lender  or the  Administrative  Agent  may  have  against  any such
      Defaulting Lender.

      SECTION 4.11.  Replacement Lender.  In the event that SIHL, any other
                     ------------------
Borrower or any other Guarantor becomes obligated to pay any additional material amounts to any Lender pursuant to Section 4.3 or 4.5 (which amounts
                                           -----------    ---
are not due or payable to all Lenders generally under such Sections) or such
Lender is not able to make LIBO Rate Loans pursuant to Section 4.1, as a
                                                       -----------
result of any event or condition described in any of such Sections, or any
Lender is subject to a withholding tax for which it seeks a gross up pursuant to Section 4.6, then, unless such Lender has removed or cured the conditions
   -----------
creating the cause of such obligation to pay such additional amounts or agrees (in the case of Taxes) not to require any Obligor to pay such gross up amount under Section 4.6, SIHL may designate one or more substitute lenders
             -----------
(and such Lender agrees to be replaced by such substitute lender upon and in accordance with the terms set forth in this Section) reasonably acceptable to the Administrative Agent and Issuer (such lender or lenders each called a
"Replacement Lender") to have assigned to it pursuant to Section 10.11.1, and
-------------------                                      ---------------
to purchase, such Lender's rights and obligations with respect to its entire
Loans and Commitment hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount payable to such Lender with respect to its Loans and
Commitment hereunder, plus any accrued and unpaid interest and accrued and unpaid fees in respect of such Lender's Loans and Commitment owing to such
Lender.  SIHL agrees that, so long as the Borrowers are not then obligated to pay any gross up for Taxes under a Loan Document to the Administrative Agent, it will first designate the Administrative Agent as the Replacement Lender in
the case of another Lender that has required the Borrowers (or any Obligor)
to pay any gross up for Taxes under a Loan Document and the Administrative
Agent shall have the right (but be under no obligation) to have assigned to them an equal amount of the Loans and Commitments (and corresponding rights and obligations) of the Lender being replaced.  Upon any assignment and purchase by the Replacement Lender and payment of all other amounts owing to the Lender being replaced hereunder (including under Section 4.6), and the
                                                     -----------
payment to the Administrative Agent of the processing fee due to it under
Section 10.11.1, such Lender shall no longer be a party hereto or have any
---------------
rights or obligations hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender with respect to its Loans and
Commitment hereunder; provided that the rights of such replaced Lender
                      --------
pursuant to Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the rights and
            ------------  ---  ---  ---  ----     ----
obligations of such Lender pursuant to Article IX and Sections 10.3 and 10.4,
                                       ----------     -------------     ----
shall survive any assignment described in this Section.

                                   ARTICLE V

                         CONDITIONS TO EFFECTIVENESS

      SECTION 5.1.  Effectiveness.  The effectiveness of this Agreement shall
                    -------------
be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
                            -----------

      SECTION 5.1.1.  Resolutions, etc.  The Administrative Agent shall have
                      -----------------
received from each Borrower and Significant Subsidiary a certificate, dated the date hereof, of its Secretary or Assistant Secretary as to

            (a)  resolutions  of its Board of  Directors  then in full force and effect  authorizing  the  execution,  delivery  and  performance  of  this
      Agreement and each other Loan Document to be executed by it;

            (b)  the   incumbency  and  signatures  of  those  of  its  officers
      authorized  to act with  respect  to this  Agreement  and each  other Loan
      Document executed by it; and

            (c) upon which  certificate each Lender Party may conclusively  rely until it shall have  received a further  certificate  of the  Secretary or
      Assistant  Secretary  of such  Obligor  canceling  or amending  such prior certificate.

      SECTION 5.1.2.  Delivery of this Agreement, Notes.  The Administrative
                      ---------------------------------
Agent shall have received (x) duly executed counterparts of this Agreement delivered by each Borrower and each Lender and (y) for the account of each
Lender requesting Notes pursuant to Section 2.8, its Notes duly executed and
                                    -----------
delivered by each Borrower.

      SECTION 5.1.3.  Debentures.  The Administrative Agent shall have received
                      ----------
(a) counterparts of the Debentures, amended and modified as required to reflect the provisions of this Agreement (as reasonably determined by the
Administrative Agent), each duly executed by an Authorized Officer of the owner of the property covered thereby, (b) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Debentures as may be necessary or, in the reasonable opinion of the
Administrative Agent, desirable effectively to create a valid first mortgage
Lien (or, in the case of personal property, floating charge Lien) against the properties purported to be covered thereby in the full amount of the aggregate principal amount of all Credit Extensions which may at any time be outstanding, subject only to the Permitted Encumbrances, and (c) such other approvals, opinions or documents as the Administrative Agent may reasonably request with respect to the Debentures.

      SECTION 5.1.4.  Exchange Approval.  The Administrative Agent shall have
                      -----------------
received a copy of a letter from The Central Bank of The Bahamas to SIBL,
SIHL and the other Guarantors organized under the laws of The Commonwealth of
The Bahamas, in a form and substance satisfactory to the Administrative
Agent, confirming that it is aware of this Agreement and the Pledge
Agreements and undertaking to make available to SIBL, SIHL and such
Guarantors such foreign exchange as may be necessary to enable SIBL, SIHL and such Guarantors to fulfill their payment obligations under this Agreement in
Dollars and to pledge the collateral under the Pledge Agreements and
Debentures.

      SECTION 5.1.5.  Endorsement to Title Insurance Policies.  The
                      ---------------------------------------
Administrative Agent shall have received an endorsement (known as CLTA Form
110.5), dated on or about the date hereof, duly issued by the Title Insurer which issued the mortgagee's title insurance policies on the Debentures, confirming coverage under the mortgagee's title insurance policy on the
Debentures and insuring that the Debentures constitute valid first Liens against the properties purported to be covered thereby, free and clear of all defects and encumbrances other than the Permitted Encumbrances.  In lieu of such endorsement, the Borrowers may provide a new mortgagee's title insurance policy on the Debentures in form and substance, and in amounts, reasonably satisfactory to the Administrative Agent and its counsel, providing comparable coverage (up to a $200,000,000 limit, which limit shall increase accordingly if the Commitment Amount is increased at any time and from time to time pursuant to Section 2.2.3) to the existing mortgagee's title
                    -------------
insurance policy.  All premiums, title examination, surveys, departmental violations, judgment and Uniform Commercial Code search charges (as applicable) and other charges and fees shall have been paid in full or provided for in a manner satisfactory to the applicable Title Insurer and the
Administrative Agent, and the Administrative Agent shall have received satisfactory evidence of such payment or provision.

      SECTION 5.1.6.  Perfection Certificate.  The Administrative Agent shall
                      ----------------------
have received a fully completed and duly executed Perfection Certificate substantially in the form of Exhibit G attached hereto.

      SECTION 5.1.7.  Opinions of Counsel.  The Administrative Agent shall have
                      -------------------
received opinions, dated the date hereof and addressed to the Administrative
Agent and all Lenders, from

            (a)  Dickstein,  Shapiro,  Morin  &  Oshinsky  LPP,  counsel  to the
      Obligors, in form and substance satisfactory to the Administrative Agent;

            (b) Charles Adamo,  General Counsel to SIHL and counsel to the other
      Obligors, in form and substance  satisfactory to the Administrative Agent;
      and

            (c) Giselle Pyfrom,  Bahamian counsel to certain  Obligors,  in form and substance satisfactory to the Administrative Agent.

      SECTION 5.1.8.  Effective Date Certificate.  The Administrative Agent shall
                      --------------------------
have received, with counterparts for each Lender, the Borrower Effective Date
Certificate, dated the date hereof, duly executed and delivered by an
Authorized Officer of each Borrower, in which certificate each Borrower shall, among other things, agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such Person, made as of such date (and under this Agreement), and, at the time such certificate is delivered, such statements shall in fact be true and correct.  All documents and agreements required to be appended to the
Borrower Effective Date Certificate shall be in form and substance satisfactory to the Administrative Agent.

      SECTION 5.1.9.  Fees and Expenses.  The Lenders and the Agents shall have
                      -----------------
received all fees and expenses required to be paid by SIHL and its
Subsidiaries on or before the Effective Date.

      SECTION 5.1.10.  Guaranty.  The Administrative Agent shall have received,
                       --------
with counterparts for each Lender, the Guaranty, dated as of the date hereof, duly executed and delivered by each Guarantor.

      SECTION 5.1.11.  Pledge Agreements.  The Administrative Agent shall have
                       -----------------
received executed counterparts of each Pledge Agreement, each dated as of the date hereof, duly executed and delivered by an Authorized Officer of each
Borrower and each Significant Subsidiary, as applicable, together with (i)
the certificates evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the applicable Pledge Agreement, which certificates shall in each case be accompanied by undated powers of transfer duly executed in blank, or, if any such shares of capital stock are uncertificated securities or are held through a securities intermediary, the
Administrative Agent shall have obtained "control" (as defined in the UCC)
over such shares of capital stock and such other instruments and documents as the Administrative Agent shall deem necessary or, in the reasonable opinion of the Administrative Agent, desirable under applicable law to perfect the security interest of the Administrative Agent in such shares of capital stock and (ii) all promissory notes evidencing intercompany Indebtedness payable to the Borrowers or each Significant Subsidiary duly endorsed to the order of the Administrative Agent.

      SECTION 5.1.12.  Security Agreements.  The Administrative Agent shall have
                       -------------------
received executed counterparts of each Security Agreement, each dated as of the Effective Date, duly executed and delivered by an Authorized Officer of each Borrower and each Significant Subsidiary, as applicable, together with
(i) executed UCC financing statements (Form UCC-1) naming such Obligor as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, suitable for filing under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative
Agent, desirable to perfect the security interest of the Administrative Agent in the interests of such Obligor in the collateral pledged pursuant to the applicable Security Agreement (provided that perfection of security interests
                               --------
in motor vehicles shall not be required), (ii) executed copies of proper UCC termination statements (Form UCC-3), if any, necessary to release all Liens and other rights of any Person (other than Liens permitted under
Section 7.2.3) in any collateral described in the applicable Security
Agreement previously granted by any Person, together with such other UCC termination statements (Form UCC-3) as the Administrative Agent may reasonably request from such Obligor; and (iii) certified copies of UCC
Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Administrative Agent, dated a date reasonably near to the date hereof, listing all effective financing statements which name such Obligor (under its present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause (i) above, together with copies of
                                   ----------
such financing statements.

      SECTION 5.2.  All Credit Extensions.  The obligation of each Lender to
                    ---------------------
fund any Loan or the Issuer to issue any Letter of Credit on the occasion of any Credit Extension shall be subject to the satisfaction of each of the conditions precedent set forth in Sections 5.2.1, 5.2.2 and 5.2.3.
                                  --------------  -----     -----

      SECTION 5.2.1.  Compliance with Warranties, No Default, etc.  Both before
                      --------------------------------------------
and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any
                      -------------
other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct

            (a) the  representations  and warranties set forth in Article VI and
                                                                  ----------
      in the other Loan  Documents  shall be true and  correct  in all  material respects  with the same  effect as if then made  (unless  stated to relate solely  to an  earlier  date,  in  which  case  such  representations  and warranties  shall be true and correct in all material  respects as of such earlier date); and

            (b) no  Default  shall have then  occurred  and be  continuing,  and neither  SIHL nor any  Subsidiary  is in material  violation of any law or governmental regulation or court order or decree.

      SECTION 5.2.2.  Credit Extension Request.  The Administrative Agent shall
                      ------------------------
have received a Borrowing Request if Loans are being requested, or an
Issuance Request if a Letter of Credit is being requested or extended.  Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the applicable Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the relevant Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof)
the statements made in Section 5.2.1 are true and correct in all material
                       -------------
respects.

      SECTION 5.2.3.  Satisfactory Legal Form.  All documents executed or
                      -----------------------
submitted pursuant hereto by or on behalf of SIHL or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as such Agent or its counsel may reasonably request.

                                   ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Credit Extensions hereunder, each of the Borrowers represents and warrants unto the Agents, the Issuer and each Lender as set forth in this Article VI.
              ----------

      SECTION 6.1.  Organization, etc.  Each of SIHL and the Obligors is a
                    ------------------
corporation or partnership validly organized and existing and in good standing under the laws of the State or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification (except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of SIHL and its
Subsidiaries, taken as a whole), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan
Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

      SECTION 6.2.  Due Authorization, Non-Contravention, etc.  The execution,
                    ------------------------------------------
delivery and performance by each of the Borrowers of this Agreement and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it are within such Borrower's and each such other
Person's corporate or partnership powers (as applicable), have been duly authorized by all necessary corporate or partnership action, and do not

            (a) contravene such Borrower's or other Person's Organic Documents;

            (b)  contravene any  contractual  restriction,  law or  governmental regulation  or court decree or order  binding on or affecting any Borrower or any such other Person; or

            (c) result in, or require the creation or imposition of, any Lien on any of any  Borrower's or any such other Person's  properties,  other than pursuant to a Loan Document.

      SECTION 6.3.  Government Approval, Regulation, etc.  Except for those
                    -------------------------------------
that have been duly obtained or made and are in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrowers or any other Obligor of this Agreement or any other Loan Document to which it is a party.  Neither SIHL nor any of its Subsidiaries is an "investment company"
within the meaning of the Investment Company Act of 1940, as amended, or a
"holding company", or a "subsidiary company" of a "holding company", or an
"affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of
1935, as amended.

      SECTION 6.4.  Validity, etc.  This Agreement constitutes, and each other
                    --------------
Loan Document executed by a Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such
Borrower enforceable in accordance with their respective terms; and each Loan
Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms.

      SECTION 6.5.  Financial Information.  The consolidated balance sheet of
                    ----------------------
SIHL and its Subsidiaries as at December 31, 2000, and the related consolidated statements of earnings and cash flow of SIHL and its
Subsidiaries, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

      SECTION 6.6.  No Material Adverse Change.  Except for changes in the
                    --------------------------
financial condition of SIHL and its Subsidiaries, taken as a whole, reflected in the Borrowers' projections dated October 19, 2001 (copies of which have been delivered to the Lenders), since September 30, 2001, there has been no material adverse change in the financial condition, operations, assets, business or properties of SIHL and its Subsidiaries, taken as a whole.

      SECTION 6.7.  Litigation, Labor Controversies, etc.  Except as disclosed
                    -------------------------------------
in Item 6.7 ("Litigation") of the Disclosure Schedule,
   --------

            (i) no labor  controversy,  litigation,  arbitration or governmental investigation  or  proceeding  is  pending  or,  to the  knowledge  of any
      Borrower,  threatened, against SIHL or any of its Subsidiaries which would reasonably  be  expected  to  materially  adversely  affect the  financial condition,  operations,  assets,  business or  properties  of SIHL and its
      Subsidiaries,  taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document;

            (ii)  no  development   has  occurred  in  any  labor   controversy,
      litigation,   arbitration  or  governmental  investigation  or  proceeding disclosed  pursuant  to clause (a) which would  reasonably  be expected to
                              ----------
      materially adversely affect the businesses,  operations,  assets, revenues or properties of SIHL and its Subsidiaries, taken as a whole; and

            (iii) no  judgments  or orders for the payment of money in excess of
      $5,000,000, individually or in the aggregate (to the extent not covered by insurance  (other than  self-insurance)  from a carrier not contesting its obligations to make payment under the applicable  insurance  policy),  has been rendered  against SIHL or any of its  Subsidiaries  that is organized under the laws of The Commonwealth of The Bahamas.

      SECTION 6.8.  Subsidiaries.  SIHL does not have any Subsidiaries, except
                    ------------
those Subsidiaries

            (a) which are identified in Item 6.8(a) ("Existing Subsidiaries") of
                                        -----------
      the Disclosure Schedule; or

            (b) which are  permitted to have been  acquired in  accordance  with
      Section 7.2.5 or 7.2.10.
      ------- -----    ------

      Significant Subsidiaries as of the Effective Date are identified with an asterisk on Item 6.8(a) of the Disclosure Schedule.  Each Subsidiary as
               -----------
well as each Borrower that is executing a Pledge Agreement or a supplement to a Pledge Agreement is listed on Item 6.8(b) of the Disclosure Schedule.
                                -----------

      SECTION 6.9.  Ownership of Properties.  The Borrowers and each of their
                    -----------------------
respective Significant Subsidiaries owns good and valid title to all of its material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims
(including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.
                                                         -------------

      SECTION 6.10.  Taxes.  The Borrowers and each of their respective
                     -----
Significant Subsidiaries has filed all material tax returns and reports required by law to have been filed by it and has paid or will pay when due all material taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with
GAAP shall have been set aside on its books.

      SECTION 6.11.  Pension and Welfare Plans.  During the
                     -------------------------
twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement, and since such date and prior to the date of any
Credit Extension hereunder, no steps have been taken to terminate any Pension
Plan, and no contribution failure has occurred with respect to any Pension
Plan sufficient to give rise to a Lien under section 302(f) of ERISA.  No condition exists or event or transaction has occurred with respect to any
Pension Plan which might result in the incurrence by SIHL or any member of its Controlled Group of any material liability, fine or penalty.  Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule,
             ---------
neither SIHL nor any member of its Controlled Group has any material contingent liability with respect to any post-retirement benefit under a
Welfare Plan, other than liability for continuation coverage described in
Part 6 of Title I of ERISA.

      SECTION 6.12.  Environmental Warranties.  Except as set forth in Item 6.12
                     ------------------------                          ---------
("Environmental Matters") of the Disclosure Schedule:

            (a) all facilities and property (including  underlying  groundwater)
      owned or leased by SIHL or any of its Subsidiaries have been, and continue to be, owned or leased by SIHL and its Subsidiaries in material compliance with all Environmental Laws;

            (b) there are no pending and, to the knowledge of any Borrower,  (i)
      there are no threatened and (ii) have been no past,

                  (i) claims,  complaints,  notices or requests for  information received  by SIHL or any of its  Subsidiaries  with  respect  to any alleged violation of any Environmental Law, or

                  (ii)  complaints,  notices or  inquiries to SIHL or any of its
            Subsidiaries   regarding  potential  material  liability  under  any
            Environmental Law;

            (c) there have been no Releases  of  Hazardous  Materials  at, on or under any property now or, to the  knowledge of any  Borrower,  previously owned or leased by SIHL or any of its Subsidiaries  that, singly or in the aggregate,  have,  or would  reasonably  be expected  to have,  a material adverse effect on the financial condition, operations, assets, business or properties of SIHL and its Subsidiaries, taken as a whole;

            (d) SIHL and its  Subsidiaries  have been issued and are in material compliance with all permits,  certificates,  approvals, licenses and other authorizations  relating to environmental  matters which are necessary for their businesses;

            (e) no property now or previously  owned or leased by SIHL or any of its  Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National  Priorities List pursuant to CERCLA, on the
      CERCLIS  or on any  similar  list  of  sites  requiring  investigation  or clean-up;

            (f) there are no  underground  storage  tanks,  active or abandoned, including petroleum storage tanks, on or under any property now or, to the knowledge of any  Borrower,  previously  owned or leased by SIHL or any of its  Subsidiaries  that,  singly  or in  the  aggregate,  have,  or  would reasonably be expected to have, a material adverse effect on the financial condition,  operations,  assets,  business or  properties  of SIHL and its
      Subsidiaries, taken as a whole;

            (g) neither SIHL nor any Subsidiary of SIHL has directly transported or directly arranged for the  transportation of any Hazardous  Material to any  location  which is listed or  proposed  for  listing on the  National
      Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which  is the  subject  of  federal,  state  or local  enforcement actions or other investigations which would reasonably be expected to lead to  material  claims  against  SIHL or  such  Subsidiary  thereof  for any remedial work, damage to natural  resources or personal injury,  including claims under CERCLA;

            (h) to the knowledge of the Borrowers,  there are no polychlorinated biphenyls or friable  asbestos  present at any property now or  previously owned or leased by SIHL or any  Subsidiary of SIHL that,  singly or in the aggregate,  have,  or would  reasonably  be expected  to have,  a material adverse effect on the financial condition, operations, assets, business or properties of SIHL and its Subsidiaries, taken as a whole; and

            (i) to the knowledge of the Borrowers, no conditions exist at, on or under any property now or previously owned or leased by SIHL or any of its
      Subsidiaries  which,  with the passage of time, or the giving of notice or both, would reasonably be expected to give rise to any material  liability under any Environmental Law.

      SECTION 6.13.  Regulations U and X.  None of the Borrowers is engaged in
                     -------------------
the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X.  Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 6.14.  Accuracy of Information.  All factual information furnished
                     -----------------------
by or on behalf of SIHL or its Subsidiaries in writing to the Administrative
Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby and all other such factual information hereafter furnished by or on behalf of SIHL or its Subsidiaries to the
Administrative Agent or any Lender pursuant to the terms of this Agreement will be true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.  Insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; provided, however, that to
                                                 --------  -------
the extent any such assumptions, estimates, projections or opinions are based on factual matters, SIHL or its Subsidiaries has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

      SECTION 6.15.  Protection under Security Instruments.  The Debentures,
                     -------------------------------------
together with the financing statements (if any) filed with respect thereto, constitutes a valid, first mortgage lien on, and (where applicable), a valid perfected floating lien on and security interest in, the property subject thereto, subject only to Permitted Encumbrances and Liens permitted on such property by Section 7.2.3.
            -------------

      SECTION 6.16.  No Condemnation Proceedings.  There is no action, suit or
                     ---------------------------
proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the knowledge of any Borrower or any other Guarantor, threatened which adversely affects the title to, or the use, operation or value of, the hotel and casino operations that are subject to the Debentures.

      SECTION 6.17.  Insurance.  SIHL or its Subsidiaries have obtained or
                     ---------
caused to be obtained insurance coverage covering the Bahamas Property which meets in all respects the requirements of this Agreement, and such coverage is in full force and effect.

      SECTION 6.18.  Seniority of Obligations, etc.  Each Subordinated Debt
                     ------------------------------
Issuer has (or will have) the power and authority to incur the Indebtedness
(if any) evidenced by the Subordinated Notes as provided for under each
Subordinated Note Indenture and has (or will have) duly authorized, executed and delivered each Subordinated Note Indenture, as applicable.  Each
Subordinated Debt Issuer has (or will have) issued, pursuant to due authorization, the Subordinated Notes under each Subordinated Note
Indenture.  Once executed and delivered by a Subordinated Debt Issuer, each
Subordinated Note Indenture will constitute the legal, valid and binding obligation of such Subordinated Debt Issuer enforceable against such
Subordinated Debt Issuer in accordance with its terms.  The Subordination
Provisions of the Subordinated Notes and contained in each Subordinated Note
Indenture will be enforceable against the holders of the Subordinated Notes by the holder of any "Senior Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated Note
Indenture, which has not effectively waived the benefits thereof.  All monetary Obligations, including those to pay principal of and interest
(including post-petition interest, whether or not permitted as a claim under applicable law) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute (or will constitute) "Senior
Indebtedness", "Senior Debt" or similar term referring to the Obligations, as applicable in such Subordinated Note Indenture, and all such Obligations are
(or will be) entitled to the benefits of the subordination created by such
Subordinated Note Indenture.  SIHL and each of its Subsidiaries acknowledges that each Lender Party is entering into this Agreement, and is extending its
Commitments, in reliance upon the Subordination Provisions of (or to be contained in) each Subordinated Note Indenture, the Subordinated Notes and this Section.

                                  ARTICLE VII

                                  COVENANTS

      SECTION 7.1.  Affirmative Covenants.  Each of the Borrowers agrees with
                    ---------------------
the Agents, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, each of the Borrowers will perform the obligations set forth in this Section 7.1.
                                                             -----------

      SECTION 7.1.1.  Financial Information, Reports, Notices, etc.  SIHL will
                      ---------------------------------------------
furnish, or will cause to be furnished, to each Lender, the Issuer and the
Administrative Agent copies of the following financial statements, reports, notices and information:

            (a) as soon as  available  and in any event within 60 days after the end of each of the first  three  Fiscal  Quarters  of each  Fiscal Year of
      SIHL,  consolidated  balance sheets of SIHL and its  Subsidiaries  and the
      SIBL  Group  (as  applicable)  as of the end of such  Fiscal  Quarter  and consolidated  statements  of  earnings  and  cash  flow  of  SIHL  and its
      Subsidiaries  and the SIBL  Group (as  applicable),  in each case for such
      Fiscal  Quarter and for the period  commencing  at the end of the previous
      Fiscal Year and ending with the end of such Fiscal  Quarter,  certified by the chief financial Authorized Officer of SIHL;

            (b) as soon as available  and in any event within 105 days after the end of each Fiscal  Year of SIHL,  a copy of the annual  audit  report for such  Fiscal  Year for  SIHL and its  Subsidiaries,  including  therein  a consolidated  balance sheet of SIHL and its  Subsidiaries as of the end of such Fiscal Year and consolidated  statements of earnings and cash flow of
      SIHL and its  Subsidiaries  for such Fiscal Year,  in each case  certified
      (without any Impermissible  Qualification) by Arthur Andersen LLP or other
      independent  public  accountants   acceptable  to  the  Required  Lenders,
      together with a certificate from such accountants containing a computation of,  and  showing  compliance  with,  each  of the  financial  ratios  and restrictions contained in Section 7.2.4;
                                -------------

            (c) commencing with the period ending December 31, 2001, (A) as soon as  available  and in any event within the time periods set forth above in clauses  (a) and  (b)  for  the  relevant  Fiscal  Quarter,  a  Compliance
      ---------------------
      Certificate,  executed by the chief financial  Authorized Officer of SIHL,
      (i) showing  compliance with the financial  covenants set forth in Section
                                                                         -------
      7.2.4,  (ii)  showing  the amount of Capital  Expenditures  that were made
      -----
      during such Fiscal Quarter,  and (iii) certifying as to the absence of any
      Default  and (B) within 60 days after the end of each Fiscal Year of SIHL, a  certificate  in  substantially  the form of  Exhibit  H from the  chief
                                                      ----------
      financial Authorized Officer of SIHL showing the calculation (estimated in good  faith,  subject  to  adjustment  upon  delivery  of  the  Compliance
      Certificate for such Fiscal Year end within 105 days after the end of such
      Fiscal Year) of the Total Leverage Ratio as of such Fiscal Year end;

            (d) as soon as possible  and in any event within three days after an executive  officer  of SIHL knows of the  occurrence  of each  Default,  a statement of the chief financial  Authorized Officer of SIHL setting forth details of such  Default and the action  which SIHL has taken and proposes to take with respect thereto;

            (e) as soon as possible  and in any event within three days after an executive  officer  of SIHL  knows of (x) the  occurrence  of any  adverse development with respect to any litigation,  action,  proceeding, or labor controversy  described in Section 6.7 or (y) the commencement of any labor
                                -----------
      controversy,  litigation,  action,  proceeding  of the type  described  in
      Section  6.7,  notice  thereof  and copies of all  documentation  relating
      ------------
      thereto;

            (f)  promptly  after the  sending or filing  thereof,  copies of all reports  which SIHL sends to any of its  securityholders,  and all reports and registration  statements  which SIHL or any of its Subsidiaries  files with the  Securities  and Exchange  Commission or any national  securities exchange;

            (g) immediately  upon becoming aware of the institution of any steps by any Borrower or any other Person to terminate  any Pension Plan, or the failure  to  make a  required  contribution  to any  Pension  Plan if such failure  is  sufficient  to give rise to a Lien  under  section  302(f) of
      ERISA,  or the taking of any action with  respect to a Pension  Plan which could result in the requirement  that any Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the  occurrence of any event with respect to any Pension Plan which could result in the  incurrence  by any Borrower of any material  liability,  fine or penalty, or any material increase in the  contingent  liability of any Borrower with respect to any post-retirement  Welfare Plan  benefit,  notice  thereof and copies of all documentation relating thereto;

            (h) promptly  following any amendment,  waiver or other modification made to the Relinquishment Agreement or the Omnibus Termination Agreement,
      or delivery of any notice of default or termination of the  Relinquishment
      Agreement or the Omnibus Termination  Agreement, a copy of such amendment, waiver, modification or notice;

            (i) promptly following the delivery or receipt,  as the case may be, of any written notice or  communication  pursuant to or in connection with any Subordinated  Note Indenture or any of the Subordinated  Notes, a copy of such notice or communication; and

            (j) such other  information  respecting the condition or operations, financial or otherwise,  of SIHL or any of its  Subsidiaries as the Issuer
      or any  Lender  through  the  Administrative  Agent  may from time to time reasonably request.

      SECTION 7.1.2.  Compliance with Laws, etc.  Each Borrower will, and will
                      --------------------------
cause each of their respective Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

            (a) in the case of the  Borrowers and their  respective  Significant
      Subsidiaries,  the maintenance and preservation of its corporate existence
      (except as otherwise  permitted by this Agreement) and  qualification as a foreign corporation; and

            (b) the payment, before the same becomes delinquent, of all material taxes,  assessments and  governmental  charges imposed upon it or upon its property except to the extent being diligently  contested in good faith by appropriate proceedings and for which adequate reserves in accordance with
      GAAP shall have been set aside on its books.

      SECTION 7.1.3.  Maintenance of Properties.  Each Borrower will, and will
                      -------------------------
cause each of their respective Significant Subsidiaries to, maintain, preserve, protect and keep its properties in reasonably good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless SIHL determines in good faith that the continued maintenance of any of their respective properties (other than the
Core Assets) is no longer economically desirable.

      SECTION 7.1.4.  Insurance.  (a)  Each Borrower will, and will cause each of
                      ---------
their respective Significant Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses, and will, upon request of the Administrative Agent, furnish to the Lender
Parties at reasonable intervals a certificate of an Authorized Officer of
SIHL setting forth the nature and extent of all insurance maintained by the
Borrowers and their respective Significant Subsidiaries in accordance with this Section.

            (b) In addition,  without  limiting the  foregoing,  SIBL shall (and
      cause   members  of  the  SIBL  Group  to)  comply   with  the   following
      requirements:

                  SIBL will, and will cause its Subsidiaries to, maintain
            (for so long as such property is subject to a lien in favor of the Secured Parties) insurance noting the Administrative Agent's interest as joint loss payee with SIBL (or such Subsidiary) on behalf of the Secured Parties (to the extent of their interest)
            against loss or damage by fire, hurricane, flood, windstorm, tempest, seawave, earthquake, riot, civil commotion, aircraft and articles dropped therefrom to the full value thereof (not subject to average) all buildings and the contents thereof, structures and erections situate upon any freehold or leasehold property of
            SIBL and its Subsidiaries, and in particular shall maintain with respect thereto:

                  (i) "All Risks" insurance on the buildings  situate thereon in an amount not less than the replacement building value;

                  (ii) "All  Risks"  insurance  on all  inventory,  furnishings, fittings and equipment situate thereon or in transit thereto; and

                  (iii) "All Risks" public liability third party insurance in an amount as is usual for companies carrying on a similar business;

                  (iv) and shall keep the Bahamas Property and all buildings and contents  thereof and  structures  and  erections so insured with an
            insurer  approved  by  the  Administrative   Agent.  Such  insurance
            insuring the  collateral in which the Lender Parties have a security
            interest  shall  include   clauses  in  form   satisfactory  to  the
            Administrative Agent; and

                  (v) ensure that the relevant insurer  undertakes to advise the
            Secured Parties promptly after acquiring knowledge:

                        (A) of any  cancellation  of the insurance,  at least 30
                  days before such cancellation is due to take effect;

                        (B) of any  alteration in or termination of or expiry of
                  the  insurance,  at  least  30 days  before  such  alteration, termination or expiry is due to take effect;

                        (C) of any delay or  failure  to pay any  premium  or to
                  renew  the  insurance,  at least 30 days  prior to the date of renewal thereof; and

                        (D) of any act or  omission  or any  event of which  the
                  insurer has  knowledge  and which might  invalidate  or render unenforceable  (as  between  SIHL,  such  Subsidiary  and such insurer) in whole or in part such insurance.

      SECTION 7.1.5.  Books and Records.  Each Borrower will, and will cause each
                      -----------------
of their respective Significant Subsidiaries to, keep books and records which accurately reflect all of their respective business affairs and transactions and permit the Administrative Agent, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and each Borrower hereby authorizes such independent public accountant to discuss its and such Subsidiaries' financial matters with each Lender or its representatives whether or not any representative of any Borrower or such Subsidiary is present) and to examine any of its books or other corporate records.  Following the occurrence of an
Event of Default, SIHL shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's, the
Issuer's or any Lender's exercise of its rights pursuant to this Section.

      SECTION 7.1.6.  Environmental Covenant.  Each Borrower will, and will cause
                      ----------------------
each of their respective Subsidiaries to,

            (a) use and operate all of its facilities and properties in material compliance  with  all  Environmental  Laws,  keep all  necessary  permits, approvals,  certificates,  licenses and other  authorizations  relating to
      environmental   matters  in  effect  and  remain  in  material  compliance therewith,  and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

            (b) immediately notify the  Administrative  Agent and provide copies upon  receipt of all  written  claims,  complaints,  notices or  inquiries relating to compliance with Environmental Laws; and

            (c)  provide  such   information   and   certifications   which  the
      Administrative  Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.
                           -------------

      SECTION 7.1.7.  Future Investments in Significant Subsidiaries.  To the
                      ----------------------------------------------
extent permitted by this Agreement,

            (a)  upon any  Borrower  or any  Guarantor  directly  or  indirectly acquiring  additional  capital  stock of or other equity  interests in any
      Person that  constituted  a Pledged  Share  Issuer (as defined in a Pledge
      Agreement); or

            (b) upon  SIHL or any  Subsidiary  of SIHL  directly  or  indirectly acquiring or otherwise  having a  Significant  Subsidiary  (including if a non-Significant Subsidiary becomes a Significant Subsidiary) following the
      Effective Date; or

            (c) upon  SIHL or any of its  Subsidiaries  directly  or  indirectly making an Investment in a Person;

SIHL shall notify the Administrative Agent of such acquisition, and shall cause any Significant Subsidiary acquired or designated after the Effective
Date to execute and deliver a Security Agreement and, if such Person owns any real property with a fair market value in excess of $5,000,000, a Mortgage
(or, if applicable, a supplement to an existing Mortgage), and any other instruments, documents or filings reasonably requested by the Administrative
Agent to perfect its security interest in the collateral described in such
Security Agreement and such Mortgage, and SIHL and each other Obligor shall, pursuant to a Pledge Agreement (as supplemented, if necessary, by a Foreign
Pledge Agreement), pledge to the Administrative Agent, for its benefit and that of the Secured Parties, (i) in the case of clauses (a) and (b) above,
                                                -----------     ---
all of the additional or outstanding capital stock or equity interests so acquired within 30 days of acquisition or (ii) in the case of clause (c)
                                                              ----------
above, the promissory note, duly endorsed in favor of the Administrative
Agent (if such Investment is by way of a loan or advance) or the capital stock, equity or other ownership interest in a Significant Subsidiary (if such Investment is in the form of other than a loan or advance), in each case made or issued by each Borrower and each Significant Subsidiary that is in the chain of ownership in connection with such Investment, and, in the case of clauses (a), (b) and (if applicable) (c) above, also deliver to the
   -----------  ---                     ---
Administrative Agent undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock or equity interests are uncertificated, confirmation and evidence satisfactory to the Administrative
Agent that the security interest in such uncertificated securities or equity interests has been transferred to and perfected by the Administrative Agent, for the benefit of the Issuer and the Lenders, in accordance with Article 8 and Article 9 of the U.C.C. or any other analogous local law which may be applicable), and to the extent any Subsidiary designated as a Significant
Subsidiary is not already a party to a Guaranty, such Significant Subsidiary shall execute and deliver to the Administrative Agent a Guaranty Supplement together with, if requested by the Administrative Agent, such opinions of legal counsel for the Obligors from counsel reasonably satisfactory to the
Administrative Agent relating thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.  Without limiting the foregoing requirements, SIHL agrees that it will cause each
Subsidiary that is required to deliver a guaranty of any Subordinated Debt to also execute and deliver a Guaranty Supplement to the Administrative Agent prior to or contemporaneously delivering a guaranty of Subordinated Debt.

      SECTION 7.1.8.  Use of Proceeds.  The Borrowers shall apply the proceeds of
                      ---------------
each Credit Extension in accordance with the seventh recital; without
                                             ---------------
limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the
Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S.
Board Regulation U other than shares of capital stock of SIHL.

      SECTION 7.1.9.  Priority of Lenders' Liens.  Each Borrower will, and will
                      --------------------------
cause their Subsidiaries to, do all things necessary to ensure that at all times the claims of the Secured Parties against the Obligors under this
Agreement and the other Loan Documents that provide for Collateral Documents are prior to and superior to the claims of all other creditors, except as expressly permitted in this Agreement.

      SECTION 7.1.10.  Access to Property.  Each Borrower shall permit the
                       ------------------
Administrative Agent and its agents, consultants, employees and representatives access to inspect its material properties upon giving reasonable notice (except during the continuance of an Event of Default when no notice shall be required).

      SECTION 7.1.11.  Other Amounts.  SIHL shall maintain deposits in a
                       -------------
collateral account with the Administrative Agent in an amount reasonably requested from time to time by, and on terms and conditions satisfactory to, the Administrative Agent sufficient to pay any duties that may become due with respect to the Loan Documents, which amount may be applied by the
Administrative Agent to the payment of such duties at any time after the occurrence and during the continuance of an Event of Default.

      SECTION 7.2.  Negative Covenants.  Each of the Borrowers agrees with the
                    ------------------
Agents, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, each of the Borrowers will perform the obligations set forth in this Section 7.2.
                                                             -----------

      SECTION 7.2.1.  Business Activities.  SIHL will not, and will not permit
                      -------------------
any of its Subsidiaries to, engage in any business activity, except those described in the first recital, the development and sale of time sharing and
                 -------------
resort home properties, and (in each case), such activities as may be incidental or related thereto.

      SECTION 7.2.2.  Indebtedness.  SIHL will not, and will not permit any of
                      ------------
its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a)  Indebtedness  of the Borrowers and the Guarantors in respect of the Credit Extensions and other Obligations;

            (b) unsecured  Indebtedness  of a Borrower  owing to a Subsidiary of
      SIHL  (including  another  Borrower),  but only if such  Borrower and such
      Subsidiary  have  executed  and  delivered to the  Administrative  Agent a
      Subordination Agreement and such Indebtedness shall be evidenced by a note
      (which shall, unless the Administrative Agent shall otherwise agree, be in the form of  Exhibit A to a Pledge  Agreement  and  shall,  pursuant  to a
      Pledge Agreement,  be pledged to the Administrative  Agent for its benefit and that of the Secured Parties);

            (c) Indebtedness which is identified in Item 7.2.2(c) ("Ongoing
                                                    -------------
      Indebtedness") of the Disclosure Schedule;

            (d)   Indebtedness   which  is  incurred  by  SIHL  or  any  of  its
      Subsidiaries to a vendor of any assets  permitted to be acquired  pursuant to Section 7.2.7 to finance its acquisition of such assets;
         -------------

            (e)  unsecured  Indebtedness  incurred  in the  ordinary  course  of business  (including  open accounts  extended by suppliers on normal trade terms in connection  with  purchases of goods and services,  but excluding
      Indebtedness  of the types set forth in  clauses  (a),  (b) and (c) of the
                                               ------------   ---     ---
      definition of  Indebtedness  or Contingent  Liabilities in respect of such types of Indebtedness);

            (f) Indebtedness in respect of Capitalized  Lease Liabilities to the extent permitted in Section 7.2.7;
                          -------------

            (g)  Indebtedness  of Guarantors  (other than a Borrower) owing to a
      Borrower;  provided  that  such  Indebtedness  shall  not  result  in such
                 --------
      Borrower  being  treated as a conduit  entity  within the  meaning of U.S.
      Treasury regulations section  1.881-3(a)(2)(ii)(B)(2)(iii) and which shall be evidenced by a note (which shall, unless the Administrative Agent shall otherwise  agree,  be in the form of Exhibit A to the applicable  Borrower
      Pledge Agreement and shall,  pursuant to a Borrower Pledge  Agreement,  be pledged  to the  Administrative  Agent  for its  benefit  and  that of the
      Secured Parties);

            (h)  Indebtedness  of a Guarantor  (other than a Borrower)  owing to another Guarantor (other than a Borrower); provided that such Indebtedness
                                                 --------
      shall not  result in such  Guarantor  being  treated  as a conduit  entity
      within   the    meaning    of   U.S.    Treasury    regulations    section
      1.881-3(a)(2)(ii)(B)(2)(iii) and which shall be evidenced by a note (which shall,  unless the  Administrative  Agent shall otherwise agree, be in the form of Exhibit A to the Subsidiary Pledge Agreement) and shall,  pursuant to a Subsidiary Pledge Agreement,  be pledged to the Administrative  Agent for its benefit and that of the Secured Parties;

            (i)  unsecured   Subordinated  Debt  of  SIHL  or  its  wholly-owned
      Subsidiaries;

            (j)  Indebtedness of a Subsidiary  (other than a Guarantor) owing to another Subsidiary that is not a Guarantor;

            (k)  Indebtedness  of  SIHL  or  its  Subsidiaries  in the  form  of
      Contingent Liabilities of the obligations of third parties;

            (l) from and after July 1, 2002, unsecured Indebtedness evidenced by senior notes of SIHL and/or certain of its wholly-owned Subsidiaries in an aggregate principal amount not to exceed $300,000,000,  so long as (i) the net proceeds thereof are used to retire Indebtedness outstanding hereunder or Subordinated Debt of SIHL and its Subsidiaries, (ii) as of the last day of the most recent Fiscal  Quarter end  preceding  the  incurrence of such
      Indebtedness,  the Total  Leverage  Ratio was less than 4.5:1;  (iii) both before and after the  incurrence  of such  Indebtedness,  no  Default  has occurred  and is  continuing  or  would  result  therefrom  and  (iv)  the scheduled  principal payments thereunder do not begin prior to November 1,
      2007; and

            (m) other unsecured Indebtedness of SIHL and its Subsidiaries not to exceed $15,000,000;

provided, however, that no Indebtedness otherwise permitted by clause (d) or
--------  -------                                              ----------
clauses (f) through (and including) (m) shall be permitted if, either before
-----------                         ---
or after giving effect to the incurrence of such Indebtedness, any Default under Section 7.2.4 has occurred and is then continuing or, on a pro forma
      -------------                                              --- -----
basis, would result therefrom.

      SECTION 7.2.3.  Liens.  SIHL will not, and will not permit any of its
                      -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens securing  payment of the Obligations  granted  pursuant to any Loan Document and Permitted Encumbrances;

            (b) Liens  described  in Item  7.2.3(c)  ("Existing  Liens")  of the
                                     --------------    ---------------
      Disclosure  Schedule  to  secure  payment  of  Indebtedness  of  the  type permitted and described in clause (c) of Section 7.2.2;
                                 ----------    -------------

            (c) Liens  granted  to secure  payment of  Indebtedness  of the type permitted  and  described  in  clauses  (d) or (f) of  Section  7.2.2  and
                                     ------------    ---     --------------
      covering   only  those   assets   acquired   with  the  proceeds  of  such
      Indebtedness;

            (d) Liens for taxes,  assessments or other  governmental  charges or levies not at the time delinquent or thereafter payable without penalty or being  diligently  contested in good faith by appropriate  proceedings and for which  adequate  reserves in accordance  with GAAP shall have been set aside on its books;

            (e) Liens of  carriers,  warehousemen,  mechanics,  materialmen  and landlords,  and  other  similar  Liens  imposed  by law,  incurred  in the ordinary  course of  business  for sums not  overdue  or being  diligently contested in good faith by appropriate  proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (f) Liens incurred in the ordinary  course of business in connection with  workmen's  compensation,  unemployment  insurance  or other forms of governmental  insurance or benefits,  or to secure performance of tenders, statutory  obligations,  leases and  contracts  (other  than for  borrowed money)  entered  into in the  ordinary  course  of  business  or to secure obligations on surety or appeal bonds;

            (g) judgment  Liens in  existence  less than 15 days after the entry thereof or with respect to which  execution has been stayed or the payment of which  is  covered  in full  (subject  to a  customary  deductible)  by insurance maintained with responsible insurance companies;

            (h) Liens granted by SIHL or any of its  Subsidiaries  to other than
      Subordinated  Noteholders (or trustees or  representatives of Subordinated
      Noteholders)  to secure  other than  Subordinated  Debt,  consisting  of a security interest in cash, Cash Equivalent  Investments  and/or marketable securities to secure  obligations of SIHL or such  Subsidiaries  which are incurred  pursuant  to clause (k) of Section  7.2.2;  provided  that,  the
                             ----------    --------------
      Secured  Parties hereby agree that the Lien in such cash,  Cash Equivalent
      Investments  and/or  marketable  securities  created by the Loan Documents shall be  automatically  subordinated  to any Lien  permitted  under  this clause in respect of the Indebtedness incurred under clause (k) of Section
                                                           ----------    -------
      7.2.2;
      -----

            (i) Liens on deposits or similar  payments made in  connection  with
      Investments  permitted  by  Section  7.2.5 or the  acquisition  of  assets
                                  --------------
      permitted  by the  terms of this  Agreement;  provided  that  the  maximum
                                                    --------
      aggregate  amount of such  deposits or similar  payments  shall not exceed
      $20,000,000; and

            (j) Liens  incurred in  connection  with the  extension,  renewal or refinancing of Indebtedness  secured by the Liens described in clauses (b)
      or (c) above;  provided that any extension,  renewal or  replacement  Lien
                     --------
      shall (i) be limited to the property covered by the existing Lien and (ii)
      secure  Indebtedness which is no greater in amount and have material terms no less  favorable  to the Lenders  than the  Indebtedness  secured by the existing Lien.

      SECTION 7.2.4.  Financial Condition.  SIHL will not permit:
                      -------------------

            (a) the  Interest  Coverage  Ratio as of the last day of any  Fiscal
      Quarter  ending  on or about a date set  forth  below to be less  than the ratio set forth opposite such date:

            Fiscal Quarter Ending              Interest Coverage Ratio
            ---------------------              -----------------------

            December 31, 2001                         2.75:1
            March 31, 2002                            2.50:1
            June 30, 2002                             2.25:1
            September 30, 2002                        2.25:1
            December 31, 2002                         2.50:1
            March 31, 2003                            2.75:1
            June 30, 2003 and thereafter              3.00:1

            (b)  Consolidated Net Worth as of the last day of any Fiscal Quarter to be less than an amount equal to the sum of (i) 90% of Consolidated  Net
      Worth as of September  30,  2001,  plus (ii) 75% of Net Income of SIHL and
                                         ----
      its Subsidiaries for each of the preceding full Fiscal Quarters  occurring from and after  September  30, 2001 (without  deduction for losses),  plus
                                                                            ----
      (iii) 50% of Net Equity  Proceeds (if any) received by SIHL during each of the preceding full Fiscal Quarters  occurring from and after September 30,
      2001;

            (c) the  Total  Leverage  Ratio  as of the  last  day of any  Fiscal
      Quarter  ending on a date set forth below to be greater than the ratio set forth opposite such date:

            Fiscal Quarter Ending              Total Leverage Ratio
            ---------------------              --------------------

            December 31, 2001                        4.25:1
            March 31, 2002                           4.50:1
            June 30, 2002                            5.00:1
            September 30, 2002                       5.00:1
            December 31, 2002                        4.75:1
            March 31, 2003                           4.50:1
            June 30, 2003 and thereafter             4.25:1

            (d) the  Senior  Leverage  Ratio as of the  last  day of any  Fiscal
      Quarter to be greater than 2.75:1.

      SECTION 7.2.5.  Investments.  SIHL will not, and will not permit any of its
                      -----------
Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication):

            (a) Investments identified in Item 7.2.5(a) ("Ongoing  Investments")
                                          -------------
      of the Disclosure Schedule;

            (b) Cash Equivalent Investments;

            (c) Investments  permitted as  Indebtedness  pursuant to clause (b),
                                                                     ----------
      clause (g), clause (h) and clause (j) of Section 7.2.2;
      ----------  ----------     ----------    -------------

            (d) in the ordinary  course of business,  Investments by SIHL in the
      Guarantors,  or by  any  Guarantor  in  any  other  Guarantor,  by  way of contributions  to or  purchases  of capital to the extent that all capital stock of other equity interests evidencing such Investments are pledged to the  Administrative  Agent for the benefit of the Secured Parties pursuant to Section 7.1.7;
         -------------

            (e)  Investments  made with Net Equity Proceeds by SIHL in an amount equal to the  amount of such Net  Equity  Proceeds  in a venture  (or in a
      Person  engaged  in a venture)  of the type  permitted  by Section  7.2.1,
                                                                 --------------
      whether or not such  Investment  is in a  Subsidiary  of SIHL,  or,  after giving effect to such  Investment,  the Person in which such Investment is made becomes a Subsidiary of SIHL; and

            (f)  subject to Section  7.2.1,  (i) from the  Effective  Date until
                            --------------
      September  30,  2002,  Investments  in an  aggregate  amount not to exceed
      $75,000,000  and (ii)  from and after  October  1, 2002 and so long as the
      Total  Leverage Ratio as of the last day of the most recent Fiscal Quarter end was less than 4.5:1, other Investments;

provided, however, that
--------  -------

            (g) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held  notwithstanding  that such Investment if made  thereafter  would not comply with such requirements; and

            (h) no  Investment  otherwise  permitted  by  clause  (f)  shall  be
                                                          -----------
      permitted  to be made  if,  immediately  before  or  after  giving  effect thereto,  any  Default of the type set forth in clauses (a) through (d) of
                                                      -----------         ---
      Section  8.1.9 or any other Event of Default  shall have  occurred  and be
      --------------
      continuing or would result therefrom; and

            (i)  notwithstanding  anything to the contrary  contained herein, an
      Investment or other acquisition of all or any portion of the capital stock or other  equity  interest in any Person  permitted in this Section may be pursued or made only if such  Investment or  acquisition is not opposed by the board of  directors  (or  equivalent  managerial  body) of such Person prior to the expenditure of any funds in connection therewith.

      SECTION 7.2.6.  Restricted Payments, etc.  SIHL will not, and will not
                      -------------------------
permit any of the Subsidiaries to,

            (a) declare or make a Restricted Payment or make any deposit for any
      Restricted  Payment;  provided that  notwithstanding  the foregoing,  SIHL
                            --------
      shall be permitted  to declare or make a  Restricted  Payment if (w) as of the last day of the most recent  Fiscal  Quarter end,  the Total  Leverage
      Ratio was less than 4.5:1, (x) both before and after giving effect to such
      Restricted  Payment,  no Default has occurred and is  continuing  or would result therefrom,  (y) SIHL shall have delivered a Compliance  Certificate to the Administrative Agent certifying to that effect and evidencing, on a pro forma basis after giving effect to such Restricted Payment, compliance with  each of the  covenants  set  forth  in  Section  7.2.4,  and (z) the
                                                    --------------
      aggregate  amount of all  Restricted  Payments  when  aggregated  with the principal  amount of, and accrued  interest (and premium,  if any) on, any
      Subordinated  Notes  redeemed,  purchased or defeased in  accordance  with clause (b)(ii) shall not exceed the Restricted Payment Amount;
      --------------

            (b) (i) make any payment or  prepayment of principal of, or interest on,  any  Subordinated  Notes  (A) on any day other  than,  in the case of interest only, the stated  scheduled date for such payment of interest set
      forth  in  the  applicable   Subordinated   Notes  or  in  the  applicable
      Subordinated Note Indenture,  or (B) which would violate the terms of this
      Agreement  or the  Subordination  Provisions  of  such  Subordinated  Note
      Indenture;  or (ii) redeem,  purchase or defease any  Subordinated  Notes;
      provided,  that notwithstanding the foregoing,  SIHL shall be permitted to
      --------
      prepay,  purchase,  redeem or defease  Subordinated Notes if (x) as of the last day of the most recent Fiscal  Quarter end, the Total  Leverage Ratio was less than 4.5:1,  (y) both before and after giving effect thereto,  no
      Default has occurred and is continuing  or would result  therefrom and (z)
      the principal amount so paid,  prepaid,  purchased,  redeemed or defeased, when aggregated  with the amount of Restricted  Payments paid under clause
                                                                          ------
      (a) does not exceed the Restricted Payment Amount; and
      ---

            (c) make any deposit for any of the foregoing  purposes in excess of the amounts permitted by clause (a) or (b).
                               ----------    ---

      SECTION 7.2.7.  Capital Expenditures, etc.  SIHL will not, and will not
                      --------------------------
permit any of its Subsidiaries to, make or commit to make Capital
Expenditures in connection with the maintenance of existing assets or to acquire fixed assets to replace other fixed assets no longer useful in the business of SIHL and its Subsidiaries which in any Fiscal Year aggregate in excess of $45,000,000; provided, however, that to the extent the amount of
                       --------  -------
Capital Expenditures permitted to be made in any Fiscal Year without giving effect to this proviso (the "Base Amount") exceeds the aggregate amount of
                             -----------
Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) the next succeeding Fiscal
Year (any such amount to be certified by SIHL to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such
Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to SIHL and its Subsidiaries using the Base
Amount for such succeeding Fiscal Year, without giving effect to such carry-forward); and provided, further, that in no event may the carry-forward
                    --------  -------
of unused Capital Expenditures exceed $30,000,000 for any Fiscal Year.  The
Lenders acknowledge and agree that, except as to the limitations set forth above, SIHL and its Subsidiaries shall be permitted to make other Capital
Expenditures.

      SECTION 7.2.8.  Transactions with Affiliates.  SIHL will not, and will not
                      ----------------------------
permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to SIHL or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of SIHL or such Subsidiary with a Person which is not one of its Affiliates.

      SECTION 7.2.9.  Restrictive Agreements, etc.  The Borrowers will not, and
                      ----------------------------
will not permit any of their respective Significant Subsidiaries to, enter into any agreement (excluding (i) this Agreement and any other Loan Document,
(ii) in the case of clause (a)(i) below, any agreement governing any
                    -------------
Indebtedness permitted by clauses (d) or (f) of Section 7.2.2 as to the
                          -----------   ----    -------------
assets financed with the proceeds of such Indebtedness and (iii) in the case of clause (a) below, as required under applicable laws binding on SINA and
   ----------
its Subsidiaries) prohibiting

            (a) the (i) creation or assumption of any Lien upon its  properties, revenues  or assets,  whether  now owned or  hereafter  acquired,  or (ii)
      ability of SIHL or any other  Obligor to amend or  otherwise  modify  this
      Agreement or any other Loan Document; or

            (b)  the  ability  of  the  Borrowers  or any  of  their  respective
      Significant Subsidiaries to make any payments,  directly or indirectly, to any  Borrower  by way of  dividends,  advances,  repayments  of  loans  or advances,  reimbursements  of management and other  intercompany  charges, expenses and accruals or other returns on  Investments,  or the ability of any  Borrower  or any such  Significant  Subsidiary  to make any  payment, directly or indirectly, to any Borrower.

      SECTION 7.2.10.  Consolidation, Merger, etc.  The Borrowers will not, and
                       ---------------------------
will not permit any of their respective Significant Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other
Person, or purchase or otherwise acquire all of the capital stock or all or substantially all of the assets of any Person (or of any division thereof)
except

            (a) any wholly-owned Subsidiary that is a Guarantor may liquidate or dissolve  voluntarily into, and may merge with and into, SIHL or any other wholly-owned  Guarantor,  and the  assets  or  stock  of any  wholly-owned
      Subsidiary  that is a Guarantor may be purchased or otherwise  acquired by
      SIHL or any other wholly-owned Subsidiary that is a Guarantor;

            (b) so long as no  Default  of the type set  forth  in  clauses  (a)
                                                                    ------------
      through (d) of Section  8.1.9 or any other  Event of Default has  occurred
              ---    --------------
      and is  continuing  or would occur as a result of, and after giving effect thereto, SIHL or any of its Subsidiaries may purchase all or substantially all of the assets or all of the capital  stock of any Person if  permitted
      (without duplication) by Section 7.2.7 to be made as a Capital Expenditure
                               -------------
      or if permitted as an Investment pursuant to clauses (e) or (f) of Section
                                                   -----------    ---    -------
      7.2.5; and
      ------

            (c)  any  Subsidiary  that  is not a  Guarantor,  a  Borrower  nor a
      Significant Subsidiary may liquidate or dissolve voluntarily into, and may merge  with and  into,  any other  Subsidiary,  a  Guarantor  or any other
      Person.

      SECTION 7.2.11.  Asset Dispositions, etc.  SIHL will not, and will not
                       ------------------------
permit any of its Subsidiaries to sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights (collectively referred to as a "Disposition"), with respect to, any assets of SIHL or any
                  -----------
Subsidiary (including accounts receivable and capital stock of Subsidiaries)
to any Person, unless (a) such Disposition is of any Core Asset (or of any interest therein, including without limitation, the ownership interest in the
Person holding title to such Core Asset or any real property upon which any
Core Asset is situated) and the prior written consent of all Lenders (which may be granted or withheld in their sole discretion) shall have been obtained; (b) such Disposition is of the Relinquishment Agreement or the
Omnibus Termination Agreement (or any interest therein, including without limitation, the ownership interest in the Person(s) holding title to the
Relinquishment Agreement or the Omnibus Termination Agreement) and the prior written consent of the Required Lenders (which may be granted or withheld in their sole discretion) shall have been obtained (and in the event of such a
Disposition, all representations, covenants and other provisions in this
Agreement which relate to the agreements so disposed of will be deemed to be removed from this Agreement and the other Loan Documents); (c) such
Disposition is of any real property contiguous to Core Assets (or of any interest therein, including without limitation, the ownership interest in the
Person holding title to such real property or any real property upon which
Core Assets are situated) and the terms of such Disposition do not contain any restrictions, agreements or covenants that will interfere in any material adverse respect with access to or the operations of any Core Assets; (d) such
Disposition is not a disposition described in clauses (a) through (c) above;
and (e) in the case of any Disposition (including without limitation those described in the preceding clauses (a) through (d)), the Net Cash Proceeds
(as such term is defined in the Existing Indentures) thereof are applied in conformity with the provisions of the Existing Indentures and, to the extent applicable, Section 2.2.2.  Notwithstanding the foregoing or any provision of
            -------------
this Agreement to the contrary, the Borrowers may consummate the transactions contemplated by the Trademark Agreement (including, without limitation, causing the names of the Borrowers and certain Subsidiaries to be changed).
Upon a Disposition permitted by this Section the Lien in favor of the Secured
Parties upon the assets so sold, transferred, leased, contributed or conveyed shall automatically terminate and be released.

      SECTION 7.2.12.  Modification of Certain Agreements.  SIHL will not, and
                       ----------------------------------
will not permit any of its Subsidiaries to, agree to or, in the case of the
Relinquishment Agreement, vote in favor of, any material amendment or other modification to the Relinquishment Agreement, the Omnibus Termination
Agreement, or (to the extent not restricted by law) permit the Relinquishment
Agreement or the Omnibus Termination Agreement to be materially amended without the prior written consent of the Required Lenders, which may be withheld in the sole discretion of the Required Lenders; it being acknowledged and agreed by the parties hereto that any amendment or other modification which would have the effect of (i) reducing any fees paid to
SIHL or any Subsidiary under the Relinquishment Agreement, (ii) shortening the term of the Relinquishment Agreement or (iii) allowing the fees or other amounts payable under the Relinquishment Agreement to be paid to any Person or Persons other than TCA, SIHL or a Guarantor, shall, in each case, be deemed to be material.

      SECTION 7.2.13.  Modification of Subordinated Debt Documents.  (a)  Without
                       -------------------------------------------
the prior written consent of the Required Lenders, SIHL will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any Subordinated Debt (including any Subordinated Note
Indenture or any of the Subordinated Notes), or any guarantees delivered in connection with any Subordinated Debt (collectively, the "Restricted
                                                          -----------
Agreements"), or make any payment in order to obtain an amendment thereof or
----------
change thereto, if the effect of such amendment, supplement, modification or change is to (i) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to such Subordinated Debt or any such Restricted Agreement, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to SIHL or any of its
Subsidiaries or (ii) change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof or change the Subordination Provisions thereof.

            (b) Without the prior written consent of the Required Lenders,  SIHL will not, and will not permit any of its  Subsidiaries  to, consent to any amendment,  supplement  or  other  modification  of any of  the  terms  or provisions contained in, or applicable to, any senior debt permitted under
      Section  7.2.2(l) or any guarantees  delivered in connection with any such
      -----------------
      senior debt if the effect of such amendment,  supplement,  modification or change is to advance any dates upon which  payments of  principal  are due thereon to a date prior to November 1, 2007.

      SECTION 7.2.14.  Rate Protection Agreements.  SIHL will not, and will not
                       --------------------------
permit any of its Subsidiaries to, enter into any Rate Protection Agreements with an aggregate notional principal amount of Indebtedness in excess of
$350,000,000.

      SECTION 7.2.15.  Assets/Revenues in Other than Significant Subsidiaries.
                       ------------------------------------------------------
SIHL will not permit more than (i) 15% of the consolidated revenues of SIHL and its Subsidiaries during any Fiscal Quarter or (ii) 15% of the consolidated assets of SIHL and its Subsidiaries at the end of any Fiscal
Quarter, to be generated or owned by other than the Borrowers or Significant
Subsidiaries that are Guarantors.

                                  ARTICLE VIII

                              EVENTS OF DEFAULT

      SECTION 8.1.  Listing of Events of Default.  Each of the following events
                    ----------------------------
or occurrences described in this Section 8.1 shall constitute an "Event of
                                 -----------                      ---------
Default".
-------

      SECTION 8.1.1.  Non-Payment of Obligations.  Any Borrower shall default
                      --------------------------
(i) in the payment or prepayment when due of any principal on any Credit
Extension or repayment of any Reimbursement Obligation, or (ii) in the payment when due of any interest on any Credit Extension or any commitment fee (and such default shall continue unremedied for a period of three
Business Days), or (iii) in the payment of any other Obligation (and such default shall continue unremedied for a period of 15 days following the submission of an invoice to the relevant Borrower and SIHL in respect of such other Obligation).

      SECTION 8.1.2.  Breach of Warranty.  The representations and warranties of
                      ------------------
SIHL or any other Obligor made or deemed to be made hereunder or in any other
Loan Document executed by it or any other writing or certificate furnished by or on behalf of any Obligor to the Administrative Agent, the Issuer or any
Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to
Article V) is or shall be incorrect when made in any material respect.
---------

      SECTION 8.1.3.  Non-Performance of Certain Covenants and Obligations.  Any
                      ----------------------------------------------------
Borrower shall default in the due performance and observance of any of its obligations under Sections 7.1.1, 7.1.4, 7.1.6 or 7.1.7 or Section 7.2.
                  --------------  -----  -----    -----    -----------

      SECTION 8.1.4.  Non-Performance of Other Covenants and Obligations.  Any
                      --------------------------------------------------
Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 15 days after notice thereof shall have been given to the relevant Obligor and SIHL by the
Administrative Agent.

      SECTION 8.1.5.  Default on Other Indebtedness.  A default shall occur in
                      -----------------------------
the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Borrower or any Significant Subsidiary
             -------------
having a principal amount, individually or in the aggregate, in excess of
$7,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness of any Borrower or any Significant Subsidiary which results in the acceleration of the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such
Indebtedness of any Borrower or any Significant Subsidiary, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

      SECTION 8.1.6.  Judgments.  Any judgment or order for the payment of money
                      ---------
in excess of $7,500,000 (to the extent not covered by insurance (other than self-insurance)) shall be rendered against any Borrower or any Significant
Subsidiary and either

            (a)  enforcement  proceedings  shall  have  been  commenced  by  any creditor upon such judgment or order; or

            (b) there shall be any period of 20 consecutive  days during which a stay of  enforcement  of such  judgment  or order,  by reason of a pending appeal or otherwise, shall not be in effect.

      SECTION 8.1.7.  Pension Plans.  Any of the following events shall occur
                      -------------
with respect to any Pension Plan

            (a) the  institution  of any steps by any  Borrower,  any  member of their  respective  Controlled  Group or any other  Person to  terminate  a
      Pension  Plan if, as a result of such  termination,  such  Borrower or any such member could be required to make a contribution to such Pension Plan, or would  reasonably  expect to incur a liability  or  obligation  to such
      Pension Plan,  that would be secured under existing law or otherwise prior to or pari  passu  with the  Secured  Parties,  in an  amount in excess of
      $5,000,000; or

            (b) a  contribution  failure occurs with respect to any Pension Plan sufficient  to give rise to a Lien  under  section  302(f) of ERISA for an amount in excess of $5,000,000.

      SECTION 8.1.8.  Change in Control.  Any Change in Control shall occur.
                      -----------------

      SECTION 8.1.9.  Bankruptcy, Insolvency, etc.  Any Borrower or any of their
                      ----------------------------
respective Significant Subsidiaries or any Obligor shall

            (a) become  insolvent or generally  fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

            (b) apply for,  consent to, or acquiesce  in, the  appointment  of a trustee, receiver,  sequestrator or other custodian for such Person or any property of any thereof,  or make a general  assignment for the benefit of creditors;

            (c) in the  absence of such  application,  consent or  acquiescence, permit  or  suffer  to  exist  the  appointment  of a  trustee,  receiver, sequestrator or other custodian for such Person or for a substantial  part of the property of any thereof, and such trustee,  receiver,  sequestrator or other custodian shall not be discharged  within 60 days,  provided that each such Person hereby expressly authorizes the Administrative Agent, the
      Issuer  and each  Lender to appear in any court  conducting  any  relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

            (d) permit or suffer to exist the  commencement  of any  bankruptcy, reorganization,  debt  arrangement  or other case or proceeding  under any
      bankruptcy  or  insolvency  law,  or  any   dissolution,   winding  up  or
      liquidation  proceeding,  in respect of any such Person,  and, if any such case  or  proceeding  is not  commenced  by  such  Person,  such  case  or proceeding  shall be consented to or acquiesced in by such Person or shall result  in the entry of an order for  relief or shall  remain  for 60 days undismissed,  provided that each such Person hereby  expressly  authorizes the  Administrative  Agent,  the Issuer  and each  Lender to appear in any court conducting any such case or proceeding  during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

            (e) take any action  authorizing,  or in furtherance  of, any of the foregoing.

      SECTION 8.1.10.  Impairment of Security, etc.  Any Loan Document, or any
                       ----------------------------
Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; SIHL or any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

      SECTION 8.1.11.  Amendments to, or Termination of, Certain Agreements.
                       ----------------------------------------------------
Subject to Section 7.2.11(b), the Relinquishment Agreement or the Omnibus
           -----------------
Termination Agreement shall, in whole or in part, be amended, supplemented, modified, terminated, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any party thereto, in each case if the effect of such amendment, supplement, modification, termination or other action, is materially adverse to the financial condition, operations, assets, business or properties of SIHL and its Subsidiaries, taken as a whole.

      SECTION 8.1.12.  Loss of Bahamian Approvals.  The approval of the Exchange
                       --------------------------
Control of The Central Bank of The Commonwealth of The Bahamas with respect to this Agreement or the Notes delivered by SIBL or SIHL, and the undertaking to make available to SIBL or SIHL and the other Obligors such foreign exchange as may be necessary to enable SIBL or SIHL and the other Obligors to fulfill their payment obligations in Dollars, ceases to be in full force and effect and SIBL or SIHL shall fail to renew the same within 30 days or alternative arrangements shall not have been made by SIBL or SIHL for payment of the Obligations in Dollars.

      SECTION 8.1.13.  Loss or Revocation of Casino License.  Any Casino License
                       -------------------------------------
is revoked, suspended, rescinded, denied or not renewed when required in accordance with its terms and as a result the casino or casinos governed thereby are not able to operate for a period of 14 or more days.

      SECTION 8.1.14.  Loss of Property; Change in Management.  SIBL or any of the
                       --------------------------------------
Obligors or any material part of the revenues or assets of SIBL, the Obligors or the Bahamas Property (as the case may be) is seized, nationalized, expropriated or compulsorily purchased or any applicable authority resolves to make an order for such seizure, nationalization, expropriation or compulsory purchase or the management of SIBL or any Obligor is wholly or partially displaced or its authority in the conduct of its business is wholly or partially curtailed and such action would reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of SIHL and its Subsidiaries, taken as a whole.

      SECTION 8.1.15.  Failure of Subordination.  The subordination provisions
                       ------------------------
relating to any Subordinated Note Indenture or contained in any Subordinated
Notes (the "Subordination Provisions") shall fail to be enforceable by the
            ------------------------
Lender Parties (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan,
Reimbursement Obligation or other monetary Obligations shall fail to constitute Senior Indebtedness, "Senior Debt" or the same (or any other similar) term used to define the monetary Obligations; or any Subordinated
Debt Issuer (or guarantor of any Subordinated Debt) shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Lender Parties.

      SECTION 8.1.16.  Redemption.  Any judgment shall be entered in favor of a
                       ----------
Subordinated Noteholder rescinding the Subordination Provisions of any
Subordinated Debt or any event shall occur which, under the terms of or any other agreement or Subordinated Note Indenture, as the case may be, shall require any Subordinated Debt Issuer to purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire all or any portion of the principal amount of any such Subordinated Debt prior to its final stated
maturity date (other than as a result of the conversion of such Subordinated
Debt into the equity of SIHL without the requirement of any monetary consideration being paid by or on behalf of SIHL).

      SECTION 8.2.  Action if Bankruptcy.  If any Event of Default described in
                    --------------------
clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not
-----------         ---    -------------
theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

      SECTION 8.3.  Action if Other Event of Default.  If any Event of Default
                    --------------------------------
(other than any Event of Default described in clauses (a) through (d) of
                                              -----------         ---
Section 8.1.9) shall occur for any reason, whether voluntary or involuntary,
-------------
and be continuing, the Administrative Agent, upon the direction of the
Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other
Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE IX

                          THE ADMINISTRATIVE AGENT,
                          CO-SYNDICATION AGENTS AND
                           CO-DOCUMENTATION AGENTS

      SECTION 9.1.  Actions.  Each Lender and the Issuer hereby appoint CIBC as
                    -------
its Administrative Agent under and for purposes of this Agreement and each other Loan Document.  Each Lender and the Issuer authorize the Administrative
Agent to act on behalf of the Issuer or Lender under this Agreement and each other Loan Document as Administrative Agent and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.  Each Lender and the Issuer hereby indemnify (which indemnity shall survive any termination of this Agreement) the Administrative
Agent according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by an Obligor; provided, however, that no Lender or Issuer shall
                          --------  -------
be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the
Administrative Agent's gross negligence or willful misconduct.  The
Administrative Agent shall not be required to take, or omit to take, any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan
Document, unless it is indemnified hereunder to its satisfaction.  If any indemnity in favor of the Administrative Agent shall be or become, in the
Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

      SECTION 9.2.  Funding Reliance, etc.  Unless the Administrative Agent
                    ----------------------
shall have been notified by telephone, confirmed in writing, by any Lender by
5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative
Agent and, in reliance upon such assumption, make available to the applicable
Borrower a corresponding amount.  If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally and each Borrower jointly and severally agree to repay the
Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the applicable Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

      SECTION 9.3.  Exculpation.  Neither the Administrative Agent nor any of
                    -----------
its directors, officers, employees or agents shall be liable to any Secured
Party for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan
Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or  sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its obligations hereunder or under any other Loan Document.  Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action.  The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative
Agent believes to be genuine and to have been presented by a proper Person.

      SECTION 9.4.  Successor.  The Administrative Agent may resign as such at
                    ---------
any time upon at least 60 days' prior notice to SIHL and all Lenders.  If the
Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which, with the prior written consent of SIHL, not to be unreasonably withheld or delayed, shall thereupon become the Administrative Agent hereunder.  If no successor
Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring
Administrative Agent's giving notice of resignation, then the retiring
Administrative Agent may, on behalf of the Lenders, appoint a successor
Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000.  Upon the acceptance of any appointment as Administrative Agent hereunder, such successor Administrative Agent shall be entitled to receive from the retiring
Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement.
After any retiring Administrative Agent's resignation hereunder as the
Administrative Agent, the provisions of (i) this Article IX shall inure to
                                                 ----------
its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and (ii) Section 10.3 and
                                                       ------------
Section 10.4 shall continue to inure to its benefit.
------------

      SECTION 9.5.  Loans by Agents.  Each Agent shall have the same rights and
                    ---------------
powers with respect to (x) the Credit Extensions made by either of them or any of their respective Affiliates, and (y) the Notes held by either of them or any of their respective Affiliates as any other Lender and may exercise the same as if it were not an Agent, as applicable.  Each of Agent and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Subsidiary or
Affiliate of SIHL as if such Agent were not an Agent hereunder, including being a counterparty to a Rate Protection Agreement.

      SECTION 9.6.  Credit Decisions.  Each Lender acknowledges that it has,
                    ----------------
independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment.  Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this
Agreement or any other Loan Document.

      SECTION 9.7.  Copies, etc.  The Administrative Agent shall give prompt
                    ------------
notice to each Lender of each notice or request required or permitted to be given to such Agent by any Borrower pursuant to the terms of this Agreement unless concurrently delivered to the Lenders by a Borrower.  The
Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from each Borrower for distribution to the Lenders by such Agent in accordance with the terms of this Agreement.

      SECTION 9.8.  Administrative Agent Independent Rights.  Each of the
                    ---------------------------------------
parties hereto hereby agrees that (i) the Administrative Agent will be a joint and several creditor of each and every Obligation of each Borrower and the Obligors under the Credit Agreement and each other Loan Document,
(ii) subject to the provisions hereof, the Administrative Agent shall have its own independent right to demand performance by a Borrower and each other
Obligor of the Obligations under this Agreement and each other Loan Document and (iii) any payments made directly to the Administrative Agent in respect of the Obligations shall have been deemed to have been made by such Borrower or such other Obligor for the benefit of the Lender Parties.

      SECTION 9.9.  The Co-Syndication Agents, the Co-Documentation Agents, the
                    ------------------------------------------------------------
Co-Lead Arrangers and the Joint Book Runners.  Notwithstanding anything else
--------------------------------------------
to the contrary contained in this Agreement or any other Loan Document, none of the Co-Syndication Agents, the Co-Documentation Agents, the Co-Lead
Arrangers or the Joint Book Runners, in such capacities, shall have any rights, duties or responsibilities under this Agreement or any other Loan
Document, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Loan Document or otherwise exist against any Co-Syndication Agent, Co-Documentation Agent,
Co-Lead Arranger or Joint Book Runner in such capacity.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

      SECTION 10.1.  Waivers, Amendments, etc.  The provisions of this Agreement
                     -------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided, however, that no such
                                              --------  -------
amendment, modification or waiver which would:

            (a) modify any requirement  hereunder that any particular  action be taken by all the Lenders  shall be effective  unless  consented to by each
      Lender;

            (b) modify this Section 10.1,  decrease the percentage  contained in
                            ------------
      the definition of "Required Lenders", release (i) all or substantially all collateral  security  or (ii) a  Guarantor  from its  obligations  under a
      Guaranty or under Section 3.4, except as otherwise  specifically  provided
                        -----------
      in any Loan Document,  or extend the Commitment  Termination Date shall be made  without the consent of each Lender (it being  agreed that no consent need be obtained in the case of the release of  collateral  in  accordance with Section 7.2.11);
           --------------

            (c) increase the aggregate amount of Credit  Extensions  required to be made by or  participated  in by a Lender,  reduce any fees described in
      Article  III  payable to a Lender,  extend the due date for, or reduce the
      ------------
      amount of, any  scheduled  repayment  or  prepayment  of  principal  of or interest  on any  Loan  (or  reduce  the  principal  amount  of or rate of interest  on any Loan) of a Lender  shall be made  without  the consent of such adversely affected Lender;

            (d)  increase  the  Stated  Amount of any  Letter  of Credit  unless consented to by the Issuer of such Letter of Credit;

            (e) affect  adversely the  interests,  rights or  obligations of any
      Agent in its  capacity  as an Agent or the Issuer in its  capacity  as the
      Issuer shall be made without  consent of such Agent or the Issuer,  as the case may be; or

            (f) waive payment defaults shall be made without the consent of each
      Lender.

No failure or delay on the part of any Lender Party in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on any Borrower or any other
Obligor in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval by any Lender under this
Agreement or any other Loan Document shall, except as may be otherwise stated
in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      SECTION 10.2.  Notices.  All notices and other communications provided to
                     -------
any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when received.

      SECTION 10.3.  Payment of Costs and Expenses.  The Borrowers jointly and
                     -----------------------------
severally agree to pay on demand all expenses of the Administrative Agent
(including reasonable out-of-pocket expenses incurred by the Administrative
Agent in connection with the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

            (a) the  negotiation,  preparation,  execution  and delivery of this
      Agreement  and of  each  other  Loan  Document,  including  schedules  and exhibits,  and any  amendments,  waivers,  consents,  supplements or other modifications  to this  Agreement  or any other Loan  Document as may from time  to time  hereafter  be  required,  whether  or not the  transactions contemplated hereby are consummated;

            (b) the filing, recording, refiling or rerecording of any Collateral
      Document and/or any Uniform Commercial Code financing  statements relating thereto and all amendments,  supplements and  modifications to any thereof and any and all  other  documents  or  instruments  of  further  assurance required  to be filed or recorded  or refiled or  rerecorded  by the terms hereof or of any Collateral Document or any other Loan Document; and

            (c) the  preparation  and  review  of the  form of any  document  or instrument relevant to this Agreement or any other Loan Document.

The Borrowers further jointly and severally agree to pay, and to save the
Administrative Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes or any other Loan Documents.  The Borrowers also jointly and severally agree to reimburse the Administrative Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses
(including attorneys' fees and legal expenses) incurred by the Administrative
Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any
Obligations and (y) the enforcement of any Obligations.

      SECTION 10.4.  Indemnification.  In consideration of the execution and
                     ---------------
delivery of this Agreement by each Lender and the extension of the
Commitment, the Borrowers hereby jointly and severally indemnify, exonerate and hold each of the Agents, the Issuer, the Co-Lead Arrangers, the Joint
Book Runners and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties")
                                                    -------------------
free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified
                                                                 ------------
Liabilities"), incurred by the Indemnified Parties or any of them as a result
-----------
of, or arising out of, or relating to

            (a) any transaction  financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

            (b) the entering  into and  performance  of this  Agreement  and any other Loan Document by any of the Indemnified Parties, so long as the same shall not have  constituted  a breach  thereof by such  Indemnified  Party
      (including  any  action  brought  by or on behalf of any  Borrower  as the result of any  determination by the Required Lenders pursuant to Article V
                                                                       ---------
      not to fund any Credit Extension);

            (c) any  investigation,  litigation  or  proceeding  related  to any acquisition or proposed  acquisition by SIHL or any of its Subsidiaries of all or any  portion of the stock or assets of any  Person,  whether or not such Agent, the Issuer or such Lender is party thereto;

            (d) any  investigation,  litigation  or  proceeding  related  to any environmental cleanup,  audit,  compliance or other matter relating to the protection  of  the  environment  or the  Release  by  SIHL  or any of its
      Subsidiaries of any Hazardous Material; or

            (e) the  presence  on or under,  or the  escape,  seepage,  leakage, spillage,  discharge,  emission,  discharging  or releases  from, any real property  owned  or  operated  by SIHL or any  Subsidiary  thereof  of any
      Hazardous Material (including any losses, liabilities,  damages, injuries, costs,  expenses  or claims  asserted or arising  under any  Environmental
      Law),  regardless of whether  caused by, or within the control of, SIHL or such Subsidiary,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrowers jointly and severally hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      SECTION 10.5.  Survival.  The obligations of the Borrowers under Sections
                     --------                                          ---------
4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
---  ---  ---  ---  ----     ----
Section 9.1, shall in each case survive any termination of this Agreement,
-----------
the payment in full of all Obligations and the termination of all
Commitments.  The representations and warranties made by each Obligor in this
Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

      SECTION 10.6.  Severability.  Any provision of this Agreement or any other
                     ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 10.7.  Headings.  The various headings of this Agreement and of
                     --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan
Document or any provisions hereof or thereof.

      SECTION 10.8.  Execution in Counterparts, Effectiveness, etc.  This
                     ----------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by each Borrower and the Agents and be deemed to be an original and all of which shall constitute together but one and the same agreement.  This Agreement shall become effective when (i) counterparts hereof executed on behalf of the Borrowers, the Issuer, the Agents and each
Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to SIHL and each Lender, (ii) the conditions precedent set forth in Section 5.1 shall have been satisfied or
                                  -----------
waived in full, and (iii) the Administrative Agent (or, in the case of amounts payable under the Fee Letters, the applicable Lender) shall have received for its own account, or for the account of such Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3
                                                                 ------------
and 10.3, if then invoiced.
    ----

      SECTION 10.9.  Governing Law; Entire Agreement.  THIS AGREEMENT, THE NOTES
                     -------------------------------
AND EACH OTHER LOAN DOCUMENT (OTHER THAN THE FOREIGN PLEDGE AGREEMENTS, THE
MORTGAGES AND THE DEBENTURES) SHALL EACH BE DEEMED TO BE A CONTRACT MADE
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This
Agreement and the other Loan Documents (including the Fee Letters) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.  In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any
Debentures or the Mortgages the terms and conditions of this Agreement shall prevail.

      SECTION 10.10.  Successors and Assigns.  This Agreement shall be binding
                      ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                                   --------  -------

            (a)  neither  any  Borrower  nor any  other  Obligor  may  assign or transfer its rights or  obligations  hereunder  without the prior  written consent of all Lenders; and

            (b) the rights of sale,  assignment  and transfer of the Lenders are subject to Section 10.11.
                 -------------

      SECTION 10.11.  Sale and Transfer of Loans and Note; Participations in
                      -------------------------------------------------------
Loans and Note.  Each Lender may assign, or sell participations in, its
--------------
Loans, Letters of Credit participations and Commitment to one or more other
Persons in accordance with this Section 10.11.
                                -------------

      SECTION 10.11.1.  Assignments.
                        -----------

            (a)  Each  Commitment,  Loan,  Letter  of  Credit  or  participation therein,  or other Obligation may (a) be assigned in any amount to another
      Lender or to an  Affiliate  or Approved  Fund of the  assigning  Lender or another  Lender  with  the  giving  of  notice  to the  Borrowers  and the
      Administrative Agent or (b) be assigned in an aggregate amount of not less than  $5,000,000 (or such lesser amount as shall  constitute the aggregate amount of the  Commitments,  Loans,  Letters of Credit and  participations therein,  and other  Obligations  of the  assigning  Lender)  to any other
      Eligible  Assignee  (treating any two or more Approved Funds with the same investment  advisor as a single Eligible  Assignee) (each such assignee in clauses (a) and (b) being an "Assignee  Lender") with the giving of notice to the Borrowers and with the consent of the Borrowers (unless an Event of
      Default has  occurred  and is  continuing)  and the  Administrative  Agent
      (which consent of the Borrowers and the Administrative  Agent shall not be unreasonably  withheld  or  delayed),  provided  that,  in the case of any
                                             --------
      assignment to an Affiliate or Approved Fund of the assigning  Lender,  the
      Borrowers shall not be required to pay any amount under Sections 4.3, 4.4,
                                                              ------------------
      4.5 or 4.6 that is  greater  than the  amount  which  it would  have  been
      ----------
      required to pay had no  assignment  to an Affiliate or Approved  Fund been made.  To the extent of any such  assignment  in  accordance  with  either clause (a) or (b) above,  the  assigning  Lender  shall be relieved of its obligations with respect to its Commitments,  Loans,  Letters of Credit or participations  therein,  or other  Obligations or the portion  thereof so assigned. The parties to each such assignment shall execute and deliver to the  Administrative  Agent,  for  its  acceptance  and  recording  in  the
      Register,  a Lender Assignment  Agreement,  together with a processing and recordation  fee of  $3,500  (provided  that  (i) no such  processing  and
                                    --------
      recordation fee shall be payable if the Assignee Lender is an Affiliate of the assignor or a Person under common  management  with the assignor,  and
      (ii) only one such fee shall be required in connection with a simultaneous assignment to a group of Approved Funds with the same investment  advisor)
      and such forms (including an administrative  questionnaire if the Assignee
      Lender was not previously a Lender),  certificates or other  evidence,  if any, with respect to United States federal income tax withholding  matters as the  Assignee  Lender  under such Lender  Assignment  Agreement  may be required to deliver to the Borrowers and the Administrative Agent pursuant to Section 4.6. Upon such execution, delivery, acceptance and recordation,
         -----------
      from and after the  effective  date  specified  in such Lender  Assignment
      Agreement, (y) the Assignee Lender thereunder shall be a party hereto and, to the extent that rights and obligations  hereunder have been assigned to it pursuant to such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (z) the assigning Lender thereunder shall,  to the extent  that  rights and  obligations  hereunder  have been assigned by it pursuant to such Lender  Assignment  Agreement,  relinquish its rights (other than any rights which expressly  survive the termination of this  Agreement)  and be  released  from  its  obligations  under  this
      Agreement (and, in the case of a Lender Assignment  Agreement covering all or the remaining  portion of an assigning  Lender's rights and obligations under  this  Agreement,  such  Lender  shall  cease to be a party  hereto;
      provided  that,  anything  contained  in any of the Loan  Documents to the contrary notwithstanding, if such Lender is the Issuer with respect to any outstanding  Letters of Credit  such  Lender  shall  continue  to have all rights and  obligations  of the  Issuer  with  respect to such  Letters of
      Credit until the  cancellation or expiration of such Letters of Credit and the  reimbursement  of any  amounts  drawn  thereunder).  The  Commitments hereunder  shall be modified to reflect the  Commitment  of such  Assignee
      Lender  and any  remaining  Commitment  of such  assigning  Lender and the assigning  Lender shall,  upon the  effectiveness of such assignment or as promptly  thereafter as  practicable,  surrender its applicable  Notes, if any, to  Administrative  Agent for  cancellation,  and thereupon new Notes shall, if so requested by the Assignee Lender and/or the assigning Lender, be issued to the Assignee Lender and/or the assigning  Lender,  to reflect the new Commitments and/or outstanding Loans of the Assignee Lender and/or the assigning Lender.  Any assignment or transfer by a Lender of rights or obligations  under this  Agreement  that does not comply with this Section
                                                                         -------
      10.11.1(a)  shall be treated for  purposes of this  Agreement as a sale by
      ----------
      such  Lender  of  a  participation  in  such  rights  and  obligations  in accordance with Section 10.11.2.
                      ---------------

            (b) Upon its receipt of a Lender Assignment Agreement executed by an assigning  Lender  and  an  Assignee  Lender  representing  that  it is an
      Eligible Assignee, together with the processing and recordation fee (if so required) referred to in Section 10.11.1(a) and any forms, certificates or
                               ------------------
      other   evidence  with  respect  to  United  States   federal  income  tax
      withholding  matters that such Assignee  Lender may be required to deliver to the  Administrative  Agent pursuant to Section 4.6, the  Administrative
                                                -----------
      Agent shall, if the Administrative Agent (and if necessary,  the Borrower)
      has  consented to the  assignment  evidenced  thereby (in each case to the extent such  consent is  required  pursuant  to Section  10.11.1(a)),  (a)
                                                      --------------------
      accept such Lender Assignment Agreement by executing a counterpart thereof as provided therein (which  acceptance shall evidence any required consent
      of  the  Administrative   Agent  to  such  assignment),   (b)  record  the
      information contained therein in the Register,  and (c) give prompt notice thereof to the Borrowers.  The Administrative  Agent shall maintain a copy of each Lender  Assignment  Agreement  delivered  to and accepted by it as provided in this Section 10.11.1(b).
                       ------------------

            (c) If  the  consent  of the  Borrowers  to an  assignment  or to an
      Eligible  Assignee  is  required  hereunder  (including  a  consent  to an assignment which does not meet the minimum assignment thresholds specified in Section 10.11.1(a)),  the Borrowers shall be deemed to have given their
         ------------------
      consent ten Business Days after the date notice thereof has been delivered by the assigning  Lender  (through the  Administrative  Agent) unless such consent is expressly refused by the Borrowers prior to such fifth Business
      Day.

            (d)  Notwithstanding  anything to the contrary set forth above,  any
      Lender  may  (without  requesting  the  consent  of  any  Borrower  or the
      Administrative  Agent)  pledge  its  Loans to a  Federal  Reserve  Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

      SECTION 10.11.2.  Participations.  Any Lender may at any time sell to one or
                        --------------
more commercial banks or other financial institutions (each of such commercial banks and other financial institutions being herein called a
"Participant") participating interests in any of the Loans, Loan Commitment,
------------
Letter of Credit Commitment and Letter of Credit Outstandings participated in by it, or other interests of such Lender hereunder; provided, however, that
                                                    --------  -------

            (a) no  participation  contemplated  in  this  Section  10.11  shall
                                                           --------------
      relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

            (b) such Lender shall remain solely  responsible for the performance of its Commitment and such other obligations;

            (c) each  Obligor and the Agents  shall  continue to deal solely and directly  with such Lender in  connection  with such  Lender's  rights and obligations under this Agreement and each of the other Loan Documents;

            (d) no Participant,  unless such Participant is an Affiliate of such
      Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain  from taking any action  hereunder or under any other Loan
      Document,  and no Lender  shall  take or  refrain  from  taking any action hereunder  or under any other Loan  Document  upon the  instruction  or in accordance with the direction of any  Participant  except that such Lender may agree with any  Participant  that such Lender will not,  without  such
      Participant's  consent,  take any actions of the type  described in clause
                                                                          ------
      (b) or (c) of Section 10.1; and
      ---    ---    ------------

            (e) no Obligor  shall be  required to pay any amount  under  Section
                                                                         -------
      4.3,  4.4, 4.5, or 4.6 that is greater than the amount which it would have
      ----------------------
      been required to pay had no participating interest been sold.

Each Obligor acknowledges and agrees that each Participant, for purposes of
Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a
------------  ---  ---  ---  ---  ---  ----     ----
Lender.

      SECTION 10.12.  Other Transactions.  Nothing contained herein shall
                      ------------------
preclude any Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other
Loan Document, with SIHL or any of its Affiliates in which SIHL or such
Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 10.13.  Forum Selection and Consent to Jurisdiction.  ANY
                      -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH,
THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE
OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY AGENT, THE
ISSUER, THE LENDERS, OR THE OBLIGORS SHALL BE BROUGHT AND MAINTAINED
EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR IN
THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK;
PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL
--------  -------
OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN
THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE
FOUND.  EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE
JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK AND
OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR
THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES
TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH
LITIGATION.  EACH BORROWER HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEMS
(THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 111 EIGHTH
      -------------
AVENUE, 13th FLOOR, NEW YORK, NEW YORK 10011, UNITED STATES, AS ITS AGENT TO
RECEIVE, ON SUCH PERSON'S BEHALF AND ON BEHALF OF SUCH PERSON'S PROPERTY,
SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH
MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING.  SUCH SERVICE MAY BE MADE BY
MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH PERSON IN CARE OF THE
PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH BORROWER HEREBY
IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE
ON ITS BEHALF.  AS AN ALTERNATIVE METHOD OF SERVICE, EACH BORROWER FURTHER
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR
WITHOUT THE STATE OF NEW YORK.  EACH BORROWER HEREBY EXPRESSLY AND
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION
WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH
LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY
SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT
THAT SUCH BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM
JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE
OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR
OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH BORROWER HEREBY
IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS
AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 10.14.  Waiver of Jury Trial.  EACH AGENT, THE ISSUER, THE LENDERS,
                       --------------------
EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY
RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED
HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR
ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING,
STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE ISSUER,
THE LENDERS OR THE BORROWERS.  EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT
HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH
OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT
THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUER, AND THE
LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      SECTION 10.15.  Judgment Currency.  The Obligations of each Borrower and
                      -----------------
each other Obligor in respect of any sum due to any Lender or the
Administrative Agent hereunder, under the Notes or under or in respect of any other Loan Document shall, notwithstanding any judgment in a currency (the
"Judgment Currency") other than the currency in which such sum was originally
------------------
denominated (the "Original Currency"), be discharged only to the extent that
                  -----------------
on the Business Day following receipt by such Lender or the Administrative
Agent of any sum adjudged to be so due in the Judgment Currency, such Lender or the Administrative Agent, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency.  If the amount of
Original Currency so purchased is less than the sum originally due to such
Lender or the Administrative Agent, each Borrower agrees as a separate obligation and notwithstanding any such judgment, to indemnify each Lender and the Administrative Agent, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to such Lender and the Administrative Agent, as the case may be, each Lender and the Administrative Agent agree to remit any excess to the applicable
Obligor.  If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due under any Loan Document in another currency into Dollars or into a Foreign Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with Dollars or with such Foreign Currency, as the case may be, in
New York City, at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

      SECTION 10.16.  Confidentiality.  Each of the Lenders and the Agents shall
                      ---------------
keep confidential all non-public information obtained pursuant to the requirements of or in connection with this Agreement which has been identified as such by SIHL in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices.  Subject to Sections 10.11.1 and 10.11.2, such
                                         ----------------     -------
Lenders and Agents may make disclosure (i) to prospective Assignee Lenders or
Participants in connection with the contemplated assignment or participation of all or any part of their Loans and Commitment so long as any such information so disclosed is identified as confidential and such prospective
Assignee Lender or Participant is instructed to maintain the confidentiality thereof, (ii) to their examiners, Subsidiaries, outside auditors, counsel and other professional advisors in connection with this Agreement and (iii) as required or requested by any governmental authority or representative thereof or pursuant to legal process; provided that, unless specifically prohibited
                              --------
by applicable law or court order, each Lender or Agent, as the case may be, shall endeavor to notify SIHL of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further, that in no event shall any Lender
                         --------  -------
be obligated or required to return any materials furnished by any Obligor.

      SECTION 10.17.  Schedules.  The information set forth in the Schedules
                      ---------
(including the Disclosure Schedule) to this Agreement is qualified in its entirety by reference to the specific provisions of this Agreement and is not intended to constitute, and shall not be construed as constituting, representations or warranties of the party to which such Schedules relate except as and to the extent provided in this Agreement.  Inclusion of information in the Schedules shall not be construed as an admission that such information is material for purposes of the specific provisions of this
Agreement to which such information relates.  Information included in the
Schedules that is not required to be so included under the specific provisions of this Agreement shall be deemed to be included for information purposes only and information of a similar nature need not be included elsewhere, at the discretion of the party providing such information.  Any information disclosed by a party in any Schedule shall be deemed to be disclosed in all the Schedules of such party and for all purposes under this
Agreement to the extent the specific provisions of this Agreement require such disclosure.

      SECTION 10.18.  Replacement of Lenders.  Each Lender or the ultimate parent
                      ----------------------
company thereof may be rated by S&P, Moody's or Thompson's Bank Watch (or
InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)).  If a proposed Assignee Lender or its ultimate parent entity is not so rated, then the Borrowers may withhold their consent to any assignment to such Assignee Lender pursuant to
Section 10.11.1.  In the event that S&P, Moody's or Thompson's BankWatch (or
InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of any rated Lender or its ultimate parent company, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by
InsuranceWatch Ratings Service)), then the Issuer and SIHL shall have the right, but not the obligation, upon notice to such Lender and the
Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in Section 10.11.1,
                                                             ---------------
and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.11.1)
                                                             ---------------
all its interests, rights and obligations in respect of its Commitments, outstanding Loans and participating interest in Letter of Credit Outstanding under this Agreement to such Assignee Lender; provided, however, that (i) no
                                              --------  -------
such assignment shall conflict with any law, rule and regulation or order of any governmental authority, (ii) such Assignee Lender shall pay to such
Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder and (iii) SIHL and the Issuer agree that the certificate of deposit rating and long-term senior unsecured debt rating of each Lender or the ultimate parent company thereof that is a signatory to this Agreement on the Effective Date (or, if no such rating is available, the "individual"
rating by IBCA Limited (and, if neither rating is available for such original
Lender, then such rating of the parent holding company of such Lender)) is acceptable, and following the Effective Date such Lender shall be subject to this Section only if the applicable rating is downgraded below that in effect on the Effective Date.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SUN INTERNATIONAL BAHAMAS LIMITED

                                    By:_____________________________________
                                       Title:

                                    Address:      Executive Offices
                                                  Coral Towers
                                                  Paradise Island,
                                                  The Bahamas

                                    Facsimile No.:    (242) 363-3703

                                    Attention:     John R. Allison and
                                                   Charles D. Adamo

                                    SUN INTERNATIONAL HOTELS LIMITED

                                    By:_____________________________________
                                       Title:

                                    Address:      Executive Offices
                                                  Coral Towers
                                                  Paradise Island,
                                                  The Bahamas

                                    Facsimile No.:    (242) 363-3703

                                    Attention:    John R. Allison and
                                                  Charles D. Adamo

17013259

                                    SUN INTERNATIONAL NORTH AMERICA, INC.

                                    By:_____________________________________
                                       Title:

                                    Address:      Executive Offices
                                                  Coral Towers
                                                  Paradise Island,
                                                  The Bahamas

                                    Facsimile No.:    (242) 363-3703

                                    Attention:    John R. Allison and
                                                  Charles D. Adamo

                                 (continued)

                                                                          Page

17013259                             -iv-

                                                                          Page

17013259                              -i-

ARTICLE II     COMMITMENTS, BORROWING PROCEDURES,  NOTES AND LETTERS OF

ARTICLE IX     THE ADMINISTRATIVE AGENT, CO-SYNDICATION AGENTS AND

      SECTION 9.9.      The Co-Syndication Agents, the Co-Documentation
                        Agents, the Co-Lead Arrangers and the Joint

      SECTION 10.11.    Sale and Transfer of Loans and Note;

                                 (continued)

SECTION                                                                   PAGE
-------                                                                   ----

17013259                             -iv-

SECTION                                                                   PAGE
-------                                                                   ----

17013259                             -iv-

SCHEDULE I        -     Disclosure Schedule
SCHEDULE II       -     Debentures

EXHIBIT A         -     Form of Note
EXHIBIT B-1       -     Form of Borrowing Request
EXHIBIT B-2       -     Form of Issuance Request
EXHIBIT C         -     Form of Continuation/Conversion Notice
EXHIBIT D         -     Form of Lender Assignment Agreement
EXHIBIT E         -     Form of Borrower Effective Date Certificate
EXHIBIT F         -     Form of Compliance Certificate
EXHIBIT G               Form of Perfection Certificate
EXHIBIT H               Form of Total Leverage Ratio Certificate